UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

PACIFIC DRILLING S.A.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Notice of Annual General Meeting of Shareholders

Date:	Tuesday, June 2, 2020

Time:	10:00 a.m., local Luxembourg time

Place:

Due to the current Coronavirus crisis, and pursuant to emergency measures enacted by the Government of Luxembourg (in particular, the Grand Ducal Regulation dated 20 March 2020), the Company has determined that shareholders shall participate in, and exercise their voting rights with respect to, the Annual General Meeting exclusively by voting by proxy or in electronic format.

Purpose:
1.
Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”);

2.
Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”);

3. Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019;

4.
Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019;

5.
Acknowledgement of the resignations of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates;

6. Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020;

7. Approval of compensation of the Class A members of the Board for 2020;

8.
Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.;

9. Advisory vote to approve the compensation of the Named Executive Officers;

10. Advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers.; and

11.
Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021.

Record Date:	Only shareholders of record as of the close of business on April 3, 2020 are entitled to notice of and to vote at the Annual General Meeting.

Proxy Voting:

It is important that your shares be represented at the Annual General Meeting. Accordingly, after reading the accompanying proxy statement, please promptly submit your proxy card or voting instructions as described therein.

By Order of the Board of Directors.

Lisa M. Buchanan
Senior Vice President,
General Counsel & Secretary

April 20, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2020.

This proxy statement and the Company’s 2019 annual report to shareholders are available at

http://www.astproxyportal.com/ast/22501/

Proxy Statement Summary4

2020 Annual General Meeting of Shareholders4

Agenda and Voting Recommendations4

Corporate Governance Highlights5

Director Nominees Overview5

2020 Compensation Decisions6

2019 Performance Highlights6

Executive Compensation Highlights6

Certain Proposals Mandated by Luxembourg Law7

Proposal No. 1: Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”)8

Vote Required8

Recommendation of the Board of Directors8

Proposal No. 2: Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”)9

Vote Required9

Recommendation of the Board of Directors9

Proposal No. 3: Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 201910

Vote Required10

Recommendation of the Board of Directors10

Proposal No. 4: Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 201911

Vote Required11

Recommendation of the Board of Directors11

Proposal No. 5: Acknowledgement of the resignations of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates12

Vote Required12

Recommendation of the Board of Directors12

Proposal No. 6: Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 202013

Vote Required13

Recommendation of the Board of Directors13

Corporate Governance14

Pacific Drilling| 2020 Proxy Statement | i |

Board Corporate Governance Guidelines; Global Code of Conduct14

Board Composition, Classification and Leadership Structure14

Board and Committee Independence; Audit Committee Financial Expert15

Director Nominees Experience and Skills Matrix16

Board Diversity, Tenure and Refreshment16

Certain Effects of our Recent Emergence from Bankruptcy16

Board Diversity17

Board Tenure and Refreshment17

Board and Committee Meeting Attendance18

Board Committees18

Audit Committee18

Compensation Committee19

Nominating and Corporate Governance Committee19

Compensation Committee Procedures19

Board Evaluation Process20

Board’s Role in Oversight of Risk Management20

Consideration of Class A Director Nominees22

Communications with the Board22

Director Compensation23

Chairman’s Compensation23

Cash Compensation23

Equity-Based Compensation23

Stock Ownership Guidelines24

2019 Director Compensation24

Proposal No. 7: Approval of Compensation of the Class A members of the Board for 202025

Vote Required25

Recommendation of the Board of Directors25

Proposal No. 8: Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.26

Vote Required26

Recommendation of the Board of Directors26

Information about Director Nominees27

Information about our Executive Officers30

Stock Ownership of Directors, Director Nominees and Executive Officers32

Stock Ownership of Certain Beneficial Owners33

Executive Officer Compensation36

2020 Compensation Decisions36

Compensation Discussion and Analysis36

Executive Summary36

How We Determine and Assess Executive Compensation38

Objectives of Our Compensation Program39

2019 Executive Compensation Program40

Pacific Drilling| 2020 Proxy Statement | ii |

Compensation Policies and Considerations45

Compensation Committee Report47

Executive Compensation48

2019 Summary Compensation Table48

2019 Grants of Plan-Based Awards50

Outstanding Equity Awards at December 31, 201951

Stock Vested During 201952

Potential Payments Upon Termination or Change of Control52

CEO Pay Ratio57

Proposal No. 9: Advisory Vote on the Compensation of Our Named Executive Officers59

Vote Required59

Recommendation of the Board of Directors59

Proposal No. 10: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers60

Vote Required60

Recommendation of the Board of Directors60

Audit Committee Report61

Independent Auditor62

Fees and Related Disclosures for Accounting Services62

Audit Committee’s Pre-Approval Policies and Procedures62

Proposal No. 11: Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 202163

Vote Required63

Recommendation of the Board of Directors63

Certain Transactions64

Questions and Answers about the Proxy Materials, Annual General Meeting and Voting67

2021 Shareholder Proposals73

Pacific Drilling| 2020 Proxy Statement | iii |

Proxy Statement Summary

This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before submitting voting instructions for your shares. For more information regarding our 2019 financial and operational performance, please review our 2019 annual report to shareholders (“2019 annual report”). The 2019 annual report, including financial statements, is first being made available to shareholders together with this proxy statement on or about April 20, 2020.

2020 Annual General Meeting of Shareholders

Date and time:	Tuesday, June 2, 2020 – 10:00 a.m. local Luxembourg time

Place:

Due to the current Coronavirus crisis, and pursuant to emergency measures enacted by the Government of Luxembourg (in particular, the Grand Ducal Regulation dated 20 March 2020), the Company has determined that shareholders shall participate in, and exercise their voting rights with respect to, the Annual General Meeting exclusively by voting by proxy or in electronic format.

Record Date:	April 3, 2020

Voting:

Shareholders as of the record date are entitled to vote. Each common share is entitled to one vote for each director position and one vote for each of the other proposals to be voted on at the Annual General Meeting.

Agenda and Voting Recommendations

Item	Description	Board Vote Recommendation
1

Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”)

FOR
2

Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”)

FOR
3	Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019	FOR
4

Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019

FOR
5

Acknowledgement of the resignations of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates

FOR
6	Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020	FOR
7	Approval of compensation of the Class A members of the Board for 2020	FOR
8

Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.

FOR each nominee

Pacific Drilling| 2020 Proxy Statement | 4 |

Item	Description	Board Vote Recommendation
9	Advisory vote to approve the compensation of the Named Executive Officers	FOR
10	Advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers	ONE YEAR
11

Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021

FOR

Corporate Governance Highlights

We are committed to strong and effective governance practices that promote and protect the interests of our shareholders. Our commitment to good corporate governance is illustrated by the following highlights:

Six of seven
director nominees are
independent

100% independent audit,
compensation and nominating
and corporate governance
committees

Chairman and CEO roles
are separate

Recent board refreshment

Annual election of directors
by majority vote

Clawback policy in place

Robust board governance
guidelines and business
code of conduct

Committed to considering
gender and racial/ethnic
diversity as important factors
in Board composition

No shareholders’ rights plan
(poison pill)

Annual board
and committee
performance evaluations

Stock ownership guidelines
for directors and
executive officers

Independent directors
regularly meet in
executive session without
management present

Director Nominees Overview

Name	Age	Director Since	Independent	Principal Occupation
W. Matt Ralls	70	2018	✓	Private investor
Bouk van Geloven	33	2020	✓	Director of European Investment team at Strategic Value Partners LLC
Donald Platner	35	2018	✓	Investment Analyst at Abrams Capital
Kiran Ramineni	40	2018	✓	Senior Vice President at Avenue Capital Group
John V. Simon	66	2018	✓	Private investor
David N. Weinstein	60	2018	✓	Private investor
Bernie G. Wolford Jr.	60	2018		Chief Executive Officer at Pacific Drilling S.A.

Pacific Drilling| 2020 Proxy Statement | 5 |

2020 Compensation Decisions

Effective April 1, 2020, in light of the current business environment as impacted by COVID-19, we implemented a Company-wide salary reduction initiative, which reduced the base salaries of all of our executive officers by10%. The Board and the Compensation Committee will continue to consider the evolving impacts of this global health crisis when reviewing our 2020 executive compensation program and may take further steps they deem appropriate in response to the  economic environment. In addition, in support of the Company-wide base salary reductions, effective April 1, 2020, the Board approved a 10% reduction in the Class A director retainer fees.

2019 Performance Highlights

Following our emergence from bankruptcy in November 2018, our management team focused on cost control and process optimization while delivering safe, efficient and reliable services to our customers. At the beginning of 2019, we had three rigs working, and four rigs smart-stacked. During 2019, despite our recent emergence from bankruptcy, we successfully reactivated one of our smart-stacked rigs, won work from a new customer and entered into a commitment letter for a new $50 million revolving credit facility that we closed in early 2020. Specifically, we accomplished the following:

●	Reactivated the upgraded Pacific Khamsin and commenced work with a new client
●	Extended the contracts for the Pacific Sharav and the Pacific Bora
●	Commenced Phase II of the plug and abandonment project for the Pacific Santa Ana for Petronas in Mauritania
●	Mobilized the Pacific Bora for work under a contract with Eni in Oman to drill the first deepwater well in that country
●	Added $145 million of additional backlog with a diverse group of national and major international oil companies

Executive Compensation Highlights

Following our emergence from bankruptcy, our Compensation Committee re-evaluated our executive compensation program and recommended, and the Board approved, the following initiatives:

Adopted
2018 Omnibus Stock
Incentive Plan

Cancelled all equity and
equity-based awards
granted under the
2011 Omnibus Stock
Incentive Plan

Adopted a goal-driven
annual incentive plan,
based on both financial
and operational goals

Adopted
stock ownership
guidelines

Strengthened
anti-hedging and
pledging policies

Adopted
clawback
policy

Pacific Drilling| 2020 Proxy Statement | 6 |

We are committed to developing and maintaining executive compensation practices that enhance the performance of the Company and long-term value for its shareholders. As a result of a Governance Agreement with our major shareholders discussed elsewhere herein, holders of approximately 79% of our outstanding common shares have direct input into our executive compensation program through their director nominees on our Board.

What We Do:		What We Don’t Do:
✓	Executive Incentive Program contains both short-term and long-term incentive awards.	X	No Tax Gross-Ups: We do not provide any tax gross-ups to our executive officers.
✓	Executive Incentive Program Awards based on performance: Awards under our executive incentive programs are based on the achievement of specific performance metrics.	X	Anti-Hedging Policy: We prohibit our executive officers from entering into hedging arrangements with respect to our securities.
✓	Retention of Independent Compensation Consultant as Necessary.	X	Anti-Pledging Policy: We prohibit our executive officers from pledging our securities.
✓	Stock Ownership Guidelines applicable to executive officers.	X	No Guaranteed Bonuses: We do not guarantee annual bonus payments to our executive officers.
✓	Clawback Policy: applicable to awards under our cash and equity incentive programs.	X	No Credit for Unvested Performance Shares under our stock ownership guidelines applicable to executive officers.

Certain Proposals Mandated by Luxembourg Law

Certain proposals on which you are being asked to vote are customary or required for public limited liability companies (société anonyme) incorporated under Luxembourg law to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals no. 1, 2, 3, 4, 5, 6, 7, 8 and 11 are customary proposals or required by Luxembourg law. Similar proposals were presented to shareholders and approved at prior annual general meetings.

Pacific Drilling| 2020 Proxy Statement | 7 |

Proposal No. 1: Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”)

Pursuant to Luxembourg law, the Annual Accounts must be submitted each year to the shareholders for approval at the Annual General Meeting.

The Annual Accounts are prepared in accordance with Luxembourg GAAP and consist of a balance sheet, a profit and loss account and the accompanying notes, for the unconsolidated Pacific Drilling S.A. entity. There is no statement of shareholders’ equity or statement of cash flows included in the Annual Accounts under Luxembourg generally accepted accounting principles. Profits earned by the subsidiaries of Pacific Drilling S.A. are not included in the Annual Accounts unless such amounts are distributed to Pacific Drilling S.A.

The Annual Accounts, together with the report of the independent auditor on such Annual Accounts, KPMG Luxembourg, Réviseur d’entreprises agréé (“KPMG Luxembourg”), are available, along with this proxy statement and 2019 annual report to shareholders, on the website address on the first page of this proxy statement under the heading “Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 2, 2020.” The Annual Accounts, together with the report of KPMG Luxembourg, are also available on the Company’s website at www.pacificdrilling.com in the “Events and Presentations” subsection of the “Investor Relations” page; and at the Registered Office of the Company in Luxembourg beginning 15 days before the Annual General Meeting until the date of the Annual General Meeting. Copies of the Annual Accounts and the relevant audit report will also be sent to any shareholder free of charge upon request in accordance with article 461-6 of the Luxembourg law of 10 August 1915 on commercial companies (the “Law”).

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔	OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ANNUAL ACCOUNTS, AFTER DUE CONSIDERATION OF THE REPORT FROM THE INDEPENDENT AUDITOR ON SUCH ANNUAL ACCOUNTS.

Pacific Drilling| 2020 Proxy Statement | 8 |

Proposal No. 2: Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”)

Pursuant to Luxembourg law, the Consolidated Financial Statements must be submitted each year to shareholders for approval at the Annual General Meeting.

The Consolidated Financial Statements are prepared in accordance with U.S. GAAP, including a footnote reconciliation between the U.S. GAAP equity position and Luxembourg GAAP, and consist of consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of shareholders’ equity, and the accompanying notes. The Consolidated Financial Statements present the financial position and results of operations for the Company and all of its consolidated subsidiaries.

The Consolidated Financial Statements, together with the reports from each of the Board and the independent auditor included with such Consolidated Financial Statements, KPMG Luxembourg, are available, along with this proxy statement and 2019 annual report to shareholders, on the website address on the first page of this proxy statement under the heading “Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 2, 2020.” The Consolidated Financial Statements, together with the reports of the Board and of KPMG Luxembourg, are also available on the Company’s website at www.pacificdrilling.com in the “Events and Presentations” subsection of the “Investor Relations” page, and at the Registered Office of the Company in Luxembourg beginning 15 days before the Annual General Meeting until the date of the Annual General Meeting. Copies of the Consolidated Financial Statements and the reports from each of the Board and the independent auditor will also be sent to any shareholder free of charge upon request in accordance with article 461-6 of the Law.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS, AFTER DUE CONSIDERATION OF THE REPORTS FROM EACH OF THE BOARD AND THE INDEPENDENT AUDITOR INCLUDED WITH SUCH CONSOLIDATED FINANCIAL STATEMENTS.

Pacific Drilling| 2020 Proxy Statement | 9 |

Proposal No. 3: Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019

Each year, the shareholders of the Company are required by Luxembourg law to approve the allocation of the results of the unconsolidated Pacific Drilling S.A. entity, as determined by the Annual Accounts.

Article 461-1 of the Law requires that at least 5% of the profits, if any, shown by the Annual Accounts be allocated to a legal reserve; provided however that an allocation ceases to be compulsory when the legal reserve reaches 10% of the share capital of the Company, but again becomes compulsory when the reserve amount falls below this threshold. Pursuant to Luxembourg law, Article 16.2 of the Company’s Articles of Association (the “Articles”) provides that the shareholders determine at a general meeting the allocation of the annual profits not required to be allocated to the legal reserve.

As of December 31, 2019, the Annual Accounts reflect total assets of $2,054,795,103.00 and a loss for the year then ended of $(563,263,827.00). As noted in Proposal No. 1, profits earned by subsidiaries of Pacific Drilling S.A. are not included in the calculation of profits for the Annual Accounts unless such profits have been distributed to the Company.

The Board proposes to allocate the loss of $(563,263,827.00) reflected in the Annual Accounts to be carried forward.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔	OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ALLOCATION OF THE RESULT SHOWN IN THE ANNUAL ACCOUNTS BY CARRYING FORWARD THE LOSS SHOWN BY THE ANNUAL ACCOUNTS.

Pacific Drilling| 2020 Proxy Statement | 10 |

Proposal No. 4: Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019

In accordance with Article 461-7 of the Law, upon approval of the Company’s Annual Accounts and Consolidated Financial Statements, the shareholders must vote as to whether to discharge those who were members of the Board during the fiscal year ended December 31, 2019 from any liability in connection with their mandates for the fiscal year.

If the shareholders grant the discharge for the relevant period, shareholders will not be able to initiate a liability claim against such directors in connection with the performance of their mandates for such period. However, such discharge will be valid only if the Annual Accounts and the Consolidated Financial Statements contain no omission or false information concealing the true situation of the Company, and with regard to any acts carried out which fall outside the scope of the Articles, only if they have been specifically indicated in the convening notice for the Annual General Meeting. For the fiscal year ended December 31, 2019, the Company believes no such instances that would invalidate the discharge have occurred.

The Board recommends that the shareholders grant the full discharge of liability to the current directors of the Company for the exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE GRANTING OF FULL DISCHARGE OF LIABILITY (QUITUS) TO THE CURRENT DIRECTORS OF THE COMPANY FOR THEIR EXERCISE OF THEIR MANDATES AS DIRECTORS OF THE COMPANY IN RELATION TO THE FINANCIAL PERIOD FROM 1 JANUARY 2019 TO 31 DECEMBER 2019.

Pacific Drilling| 2020 Proxy Statement | 11 |

Proposal No. 5: Acknowledgement of the resignations of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates

On November 21, 2019, Daniel Han tendered his resignation as a Class B director effective immediately. Mr. Han joined the Board on November 19, 2018, having been appointed for election as a Class B director by Strategic Value Partners, LLC (“SVP”), pursuant to the Governance Agreement, dated as of November 19, 2018 by and among the Company and certain holders of its common shares, including SVP (the “Governance Agreement”).

Under the terms of the Governance Agreement, SVP has the exclusive right to nominate a replacement for Mr. Han, and pursuant to that right, nominated Edward H. Burdick to fill the vacancy created by Mr. Han’s resignation. On November 21, 2019, the Board co-opted Mr. Burdick to fill the vacancy on the Board created by Mr. Han’s resignation and to serve as a Class B director for the remainder of Mr. Han’s term of office, ending at the Company’s 2020 annual general meeting.

On February 13, 2020, Mr. Burdick tendered his resignation as a Class B director with effect as of February 18, 2020, and, pursuant to the Governance Agreement, SVP nominated Bouk van Geloven to fill the vacancy resulting from Mr. Burdick’s resignation. On February 18, 2020, the Board co-opted Mr. van Geloven to fill the vacancy on the Board resulting from Mr. Burdick’s resignation and to serve as a Class B director for the remainder of Mr. Burdick’s term of office, ending at the Company’s 2020 annual general meeting.

If the shareholders grant the discharge for the relevant period, shareholders will not be able to initiate a liability claim against such directors in connection with the performance of their mandates for such period. However, such discharge will be valid only if the Annual Accounts and the Consolidated Financial Statements contain no omission or false information concealing the true situation of the Company, and with regard to any acts carried out which fall outside the scope of the Articles, only if they have been specifically indicated in the convening notice for the Annual General Meeting. For the fiscal year ended December 31, 2019 through their respective resignation dates, the Company believes no such instances that would invalidate the discharge have occurred.

The Board recommends that the shareholders acknowledge the resignations of Messrs. Han and Burdick and grant them discharge of liability for the exercise of their mandates as directors of the Company through their respective resignation dates.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ACKNOWLEDGEMENT OF THE RESIGNATIONS OF MESSRS. DANIEL HAN AND EDWARD H. BURDICK AS CLASS B DIRECTORS WITH EFFECT ON NOVEMBER 21, 2019 AND FEBRUARY 18, 2020, RESPECTIVELY, AND THE GRANTING OF FULL DISCHARGE OF LIABILITY TO EACH OF THEM FOR THE EXERCISE OF THEIR MANDATES AS DIRECTORS OF THE COMPANY THROUGH THEIR RESPECTIVE RESIGNATION DATES.

Pacific Drilling| 2020 Proxy Statement | 12 |

Proposal No. 6: Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020

The Board resolved to co-opt as a Class B director Mr. Bouk van Geloven to fill the vacancy on the Board resulting from Mr. Burdick’s resignation by resolutions dated February 18, 2020. In accordance with article 441-2 of the Law, it falls under the competence of the shareholders to confirm the appointment of directors who have been temporarily co-opted. The Board recommends that the shareholders confirm the appointment of Mr. van Geloven as a Class B member of the Board.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CONFIRMATION OF THE APPOINTMENT OF MR. BOUK VAN GELOVEN AS A CLASS B DIRECTOR, AS PREVIOUSLY CO-OPTED BY THE BOARD BY RESOLUTIONS TAKEN ON FEBRUARY 18, 2020.

Pacific Drilling| 2020 Proxy Statement | 13 |

Corporate Governance

Board Corporate Governance Guidelines; Global Code of Conduct

We are committed to strong and effective governance practices that promote and protect the interests of our shareholders. The Corporate Governance Guidelines of our Board of Directors, along with the charters of the standing committees of our Board, provide the framework for the governance of the Company and reflect the Board’s commitment to monitor the effectiveness of policy and decision making at both the Board and management levels.

We have a Global Code of Conduct applicable to our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other senior financial officers, that meets the standards and definitions of the NYSE and SEC. Any changes to, or waivers from, the Global Code of Conduct will be made only by the Board, or a committee thereof, and appropriate disclosure will be made promptly on our website at www.pacificdrilling.com, in accordance with the rules of the SEC. Our Nominating and Corporate Governance Committee has adopted Corporate Governance Guidelines applicable to our directors.

We have posted a copy of each of our Global Code of Conduct and our Corporate Governance Guidelines on our website at www.pacificdrilling.com in the Investor Relations section and will provide a copy of either without charge upon request sent to pdcompliance@pacificdrilling.com.

Board Composition, Classification and Leadership Structure

Our Articles provide that all powers not expressly reserved to the shareholders by law or the Articles fall within the competence of the Board, which has full power to carry out and approve all acts and operations consistent with the Company’s corporate object as set forth in the Articles. The total number of directors constituting our Board is seven. The Board is currently divided into two classes, designated Class A (composed of four directors) and Class B (composed of three directors). Both Class A and B directors are elected to terms of one year in length, except that our Class B directors were appointed to serve an initial two-year term following November 19, 2018, the effective date of our Plan of Reorganization described below, and ending at the 2020 annual general meeting of the shareholders of the Company. Commencing with our 2020 annual general meeting, each of the Class A directors and Class B directors will be elected to serve one-year terms. Members of our Board are elected by a majority of the votes cast at any general meeting of shareholders and have one vote each at all meetings of the Board.

The Company has entered into a Governance Agreement with certain holders of its shares, defined therein as the Avenue Parties, the SVP Parties, and the Other Lenders. Pursuant to the Governance Agreement, until the Nomination Termination Time (as defined in the Governance Agreement), the Avenue Parties have the right to nominate one Class B director, the SVP Parties have the right to nominate one Class B director and the Other Lenders have the right to nominate one Class B director. Each of such parties also has the right to fill a vacancy with respect to its Class B Director nominee. As defined in the Governance Agreement, the “Nomination Termination Time” means the first such time that it becomes known to the Company that any of (i) the Avenue Parties (collectively and in the aggregate with each other), (ii) the SVP Parties (collectively and in the aggregate with each other) or (iii) the Other Lenders (collectively and in the aggregate with each other), hold, beneficially or of record, and have the power to vote or direct the voting of, 10% or less of the then issued and outstanding shares of the Company. For additional information regarding the Governance Agreement, see “Certain Transactions.”

As defined in the Governance Agreement, the Other Lenders are the Abrams Parties (certain holders related to Abrams Capital Management, L.P.), Fidelity Parties (certain holders related to FMR LLC), Highbridge Parties (certain parties related to Highbridge Capital Management, LLC) and Whitebox Parties (certain parties related to Whitebox Advisors LLC). The Class B director nominee of the Other Lenders is determined by the plurality of the voting power of the respective shares of the Company held, beneficially or of record, by the Other Lenders. As of April 3, 2020, based on information provided to the Company by each of such Other Lenders, the

Pacific Drilling| 2020 Proxy Statement | 14 |

Abrams Parties held 7,414,537 shares, the Fidelity Parties held 5,420,912 shares, the Highbridge Parties held 3,125,587 shares and the Whitebox Parties held 4,311,334 shares.

From and after the Nomination Termination Time, the Board will cease to be classified and each director then in office previously designated as a Class A director or Class B director will remain in office as a director until his or her term expires or until his or her earlier death, resignation or removal by the shareholders. Any director may be removed with or without cause by a simple majority vote at any general meeting of shareholders. If the office of a director becomes vacant, our Articles provide that the other directors, acting by a simple majority, may fill the vacancy on a provisional basis until a new director is appointed at the next general meeting of shareholders.

The Board is authorized to delegate the day-to-day management, and the power to represent the Company in this respect, to one or more directors, officers, managers or other agents, whether shareholders or not, acting either individually or jointly, provided that, prior to the Nomination Termination Time any appointment, delegation or power-of-attorney granted in respect of any Acquisition Proposal Matters (as defined in our Articles), or any revocation of the foregoing, shall only be effective if a Class B Majority (as defined below) votes in favor of such appointment, delegation or power-of-attorney, or revocation of the foregoing, as the case may be.

Pursuant to our Articles and the Governance Agreement, prior to the Nomination Termination Time, any two Class B directors acting in their capacities as such (a “Class B Majority”) have broad authority to act on the Company’s behalf in connection with any Acquisition Proposal or Acquisition (as such terms are defined in the Articles), including but not limited to the authority to solicit prospective Acquisition Proposals, to retain, at the Company’s expense such consultants, legal counsel and other advisors as a Class B Majority may from time to time deem appropriate to assist the Class B directors in the performance of their duties with respect to Acquisition Proposals, and subject to specified conditions, to execute and deliver on behalf of the Company definitive documentation providing for the consummation of an Acquisition.

Under Article 450-8 of the Law, one or more shareholders together holding at least 10% of our subscribed capital may require that one or more items appropriate for consideration by our shareholders be put on the agenda of any general meeting of shareholders. Notice of such agenda item or items must be sent to our registered office by registered mail at least five days prior to the date of the meeting.

W. Matt Ralls serves as our chairman of the Board with responsibilities that include: (1) presiding at meetings of the Board and executive sessions of its independent directors; (2) serving as a liaison between the independent directors and senior management; (3) approving the agendas for Board meetings; and (4) calling meetings of the independent directors. The Board believes that the separation of the roles of chairman and chief executive officer, although not required by our Corporate Governance Guidelines, is the appropriate leadership structure for the Company at this time. The Board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Board and Committee Independence; Audit Committee Financial Expert

On the basis of information solicited from each director, and upon the advice and recommendation of the Nominating and Corporate Governance Committee, our Board annually determines the independence of each of our then-current directors in connection with the nomination process. Further, in connection with the appointment of any new director to the Board during the year, our Board makes the same determination. In making these determinations, our Board, with assistance from the Company’s legal counsel, evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the Company and management. In its review of director independence, our Board and legal counsel considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the Company or management.

Our Board has determined that all of our directors other than our Chief Executive Officer, Mr. Wolford Jr., are independent as defined under the standards of the NYSE, namely, Donald Platner, W. Matt Ralls, Kiran Ramineni, John V. Simon, David N. Weinstein and Bouk van Geloven. In addition, our Board determined that

Pacific Drilling| 2020 Proxy Statement | 15 |

Daniel Han and Edward H. Burdick, who resigned from our Board in November 2019 and February 2020, respectively, were independent. Members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee all meet the independence requirements of the NYSE. In addition, our Board has determined that Mr. Weinstein qualifies as an “audit committee financial expert,” as such term is defined by the rules of the SEC.

Director Nominees Experience and Skills Matrix

The following table notes the breadth and variety of experience and skills that each of our director nominees brings to the Company and which enable the Board to provide insightful leadership to the Company to advance its strategies:

Director Nominees Experience and Skills Matrix
CEO or other Senior Executive Experience

Experience in senior leadership positions provides our Board with practical insights in developing and implementing business strategies, maintaining effective operations and driving growth, so that we may achieve our strategic goals.

5 of 7 director nominees
Offshore Drilling or Energy Industry Experience

Industry expertise and experience in offshore drilling or energy allows the Board to develop a deeper understanding of our key business, its operations and key performance indicators in a competitive environment.

5 of 7 director nominees
Financial, Accounting or Financial Reporting

Experience as an accountant, auditor, financial expert or other relevant experience is critical to allowing the Board to oversee the preparation and audit of our financial statements and comply with various regulatory requirements and standards.

5 of 7 director nominees
Other Public Company Board Experience

Directors who serve or have served on the boards of other public companies understand the responsibilities of a public company and board and can provide insight on issues commonly faced by public companies gained from this experience.

3 of 7 director nominees
Capital Markets & Banking Experience

Experience overseeing investments and capital market transactions provides the Board with critical background, knowledge and skills that enhance the Company’s ability to raise capital to fund its business.

4 of 7 director nominees
Risk Management & Oversight

Experience overseeing complex risk management allows the Board to pre-emptively identify, assess and mitigate key risks and to design and implement risk management practices to protect shareholder value.

3 of 7 director nominees
Corporate Strategy & Business Development

Corporate strategy and business development experience enhances the Board’s ability to develop innovative solutions, including our business and strategic plans, and to drive growth in our competitive industry.

7 of 7 director nominees
Corporate Governance & Ethics

Directors with experience implementing governance structures and policies provide an understanding of best practices and key issues, enhancing our ability to maintain good governance and to execute new key governance initiatives.

3 of 7 director nominees
Independence

Directors who are “independent” under the rules of the SEC and NYSE allow the Board to provide unbiased oversight over the Company and to implement governance practices with integrity and transparency.

6 of 7 director nominees

Board Diversity, Tenure and Refreshment

Certain Effects of our Recent Emergence from Bankruptcy

The Company emerged from Chapter 11 proceedings on November 19, 2018, pursuant to a plan of reorganization (the “Plan of Reorganization”) that provided for a completely new capital and governance structure for the Company. Pursuant to the Plan of Reorganization, the Company’s Articles were amended to, among other things, reflect the new capital structure and establish a classified board of four Class A directors and three Class B directors. All of the Company’s former directors prior to our emergence from bankruptcy resigned from our Board, and upon our emergence from bankruptcy we had an entirely new Board.

Our current Class A Board members, including our Chairman of the Board and our Chief Executive Officer, were selected by members of an ad hoc group of holders of our pre-petition indebtedness (the “Ad Hoc

Pacific Drilling| 2020 Proxy Statement | 16 |

Group”). Prior to our emergence from bankruptcy, the Ad Hoc Group employed the services of Heidrick & Struggles, an executive search firm, to assist in the search for and recruitment of our Board and CEO. In the course of this search, the Ad Hoc Group placed a priority on creating a board that contained a diverse mix of experience and skills that would maximize the ability of the Company to succeed and thrive following its bankruptcy. The Ad Hoc Group also put a priority on gender and racial/ethnic diversity, and in the recruiting process, considered several diverse candidates, each of whom, for a variety of reasons, was either not available or interested in the opportunity. The Class A Board members ultimately appointed by the Ad Hoc Group have a strong mix of experience and skills, including CEO or other senior executive experience, offshore drilling or energy industry experience, capital markets and banking experience and other public company board experience, which, we believe, provides the Company the guidance and oversight it needs.

Pursuant to the terms of the Governance Agreement, each of the Avenue Parties, the SVP Parties, and the Other Lenders has the right to nominate one Class B director, and the right to fill a vacancy with respect to its Class B Director nominee.  Our current Class B directors were selected by these shareholders in accordance with the Governance Agreement.  For additional information regarding the Class B director nomination process and the Governance Agreement, see “-- Board Composition, Classification and Leadership Structure.”

Board Diversity

Although we do not have a formal diversity policy, we are committed to diversity, including gender and racial/ethnic diversity, as important factors in determining the composition of the Board. During the recruitment and evaluation of the suitability of potential director nominees, the Nominating and Corporate Governance Committee will consider the diversity of nominees as one consideration among many. To achieve diversity among directors, the Nominating and Corporate Governance Committee will consider a number of demographics, including, but not limited to, race, gender, ethnicity, culture, nationality and age to continue developing a Board that reflects diverse backgrounds, viewpoints, experience, skills and expertise.

Board Tenure and Refreshment

As described above, upon our emergence from bankruptcy, we had an entirely new Board. Pursuant to the Plan of Reorganization, as of November 19, 2018, W. Matt Ralls (Chairman), Bernie G. Wolford Jr. and David N. Weinstein joined our Board as Class A directors, and Daniel Han, Donald Platner, and Kiran Ramineni joined our Board as Class B directors. Pursuant to the Governance Agreement, Mr. Ramineni was nominated for election as a Class B director by the Avenue Parties, Mr. Han was nominated for election as a Class B director by the SVP Parties, and Mr. Platner was nominated for election as a Class B director by the Other Lenders. Messrs. Ralls, Ramineni, Han and Platner were elected as directors at an extraordinary general meeting of shareholders on November 19, 2018. Messrs. Wolford and Weinstein were co-opted by our Board as Class A directors on November 19, 2018 to fill vacancies. John V. Simon was co-opted by our Board as a Class A director on December 14, 2018 to fill the remaining vacancy on our Board. At our 2019 annual general meeting, our shareholders (i) confirmed the appointments of Messrs. Simon, Weinstein and Wolford to fill vacancies, and (ii) re-appointed Messrs. Ralls, Simon, Weinstein and Wolford to our Board for a term ending at the 2020 Annual General Meeting.

On November 21, 2019, Daniel Han tendered his resignation as a Class B director, and, pursuant to the Governance Agreement, the SVP Parties nominated Edward H. Burdick to fill the vacancy created by Mr. Han’s resignation. On November 21, 2019, the Board co-opted Mr. Burdick to fill the vacancy on the Board created by Mr. Han’s resignation and to serve as a Class B director for the remainder of Mr. Han’s term of office, ending at the Company’s 2020 annual general meeting. On February 13, 2020, Mr. Burdick tendered his resignation as a Class B director with effect as of February 18, 2020, and, pursuant to the Governance Agreement, the SVP Parties nominated Bouk van Geloven to fill the vacancy resulting from Mr. Burdick’s resignation. On February 18, 2020, the Board co-opted Mr. van Geloven to fill the vacancy on the Board resulting from Mr. Burdick’s resignation and to serve as a Class B director for the remainder of Mr. Burdick’s term of office, ending at the Company’s 2020 annual general meeting.

Pacific Drilling| 2020 Proxy Statement | 17 |

As part of its Board recruitment and refreshment process, the Board will continue to seek to propose new directors who complement the diversity, skills and expertise of the Board. As mentioned above, gender and racial/ethnic diversity will remain important factors for the Board in its director recruitment and refreshment efforts.

Board and Committee Meeting Attendance

Our Board held a total of eight meetings during 2019. During 2019, each director participated in more than 75% of the total number of meetings of our board and meetings of each committee on which such director served.

Because we are a Luxembourg company, our annual general meetings have historically been held in Luxembourg and our directors have not historically attended these meetings. We invite our directors to attend the annual general meetings of our shareholders held in Luxembourg or, only in exceptional circumstances, outside of Luxembourg, and we encourage them to attend in person any annual general meetings held in the United States. We plan to schedule a regular meeting of the Board on the same day as future annual general meetings of shareholders so that directors can attend the annual general meeting without the Company incurring the extra travel and related expenses of a separate meeting.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, which comply with applicable requirements of the SEC and NYSE, and may create such other committees as the Board determines from time to time. Each of the standing committees of our Board has the composition and responsibilities described below.

Each of the Audit, Compensation and Nominating and Corporate Governance Committees are composed entirely of independent directors. Each committee operates under a written charter adopted by our Board. All of the committee charters are available on our website at www.pacificdrilling.com under the Corporate Governance section of the Investors Relations page and are available in print upon request. The following table identifies the current committee members.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

W. Matt Ralls	✓	✓	Chair
Bouk van Geloven	--	--	--
Donald Platner	--	--	--
Kiran Ramineni	--	--	--
John V. Simon	✓	Chair	✓
David N. Weinstein	Chair	✓	✓
Bernie G. Wolford Jr.	--	--	--

Audit Committee

The members of our Audit Committee are Messrs. Weinstein (as Chairman), Ralls and Simon. Our Board has determined that each of the members of our Audit Committee is “independent” under the standards of the NYSE and SEC rules. In addition, our Board has determined that Mr. Weinstein is an “audit committee financial expert,” as defined by the SEC.

The Audit Committee’s primary responsibilities are to assist the Board in its oversight of: our accounting practices; the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, selection, independence and performance of our independent auditor and the internal audit

Pacific Drilling| 2020 Proxy Statement | 18 |

function. The Audit Committee has adopted a charter that is available on our website. The Audit Committee held seven meetings in 2019.

Compensation Committee

The members of our Compensation Committee are Messrs. Simon (as Chairman), Ralls and Weinstein. Our Board has determined that each of the members of our Compensation Committee is “independent” under the standards of the NYSE and SEC rules. The primary purpose of this committee is to oversee and make recommendations to our Board relating to, the compensation of our executive officers and directors. The Compensation Committee has adopted a charter that is available on our website.

No member of our Compensation Committee has been at any time an employee of ours. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. The Compensation Committee held four meetings in 2019.

Nominating and Corporate Governance Committee

Our Board has established a Nominating and Corporate Governance Committee, the members of which are Messrs. Ralls (as Chairman), Simon and Weinstein. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is “independent” under the standards of the NYSE.

The primary purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors and to provide advice to the Board of Directors regarding its composition and committees. The Committee also reviews and recommends Corporate Governance Guidelines, and any amendments, to our Board of Directors. The Nominating and Corporate Governance Committee has adopted a charter that is available on our website. The Nominating/Governance Committee held one meeting in 2019.

Compensation Committee Procedures

The Compensation Committee has the authority to make recommendations to our Board as to annual compensation amounts and annual incentive plan criteria for our executive officers, the evaluation of the performance of our executive officers, and the amounts of awards to our executive officers under our incentive plans and programs. The Compensation Committee also reviews, and when appropriate, recommends to the Board any proposed plan or arrangement, including employment agreements, providing for incentive, severance, retirement, change-in-control or other compensation to our executive officers. The Compensation Committee also oversees our assessment of whether our compensation policies and practices are likely to expose the Company to material risks.

In exercising its authority and carrying out its responsibilities, the Compensation Committee meets to discuss the structure of executive compensation, proposed employment agreements, severance arrangements, salaries, cash and equity incentive awards, and the achievement and the setting of financial and individual performance goals on which executive incentive compensation is based, using information circulated in advance of the meeting by the chair of the Compensation Committee. The Compensation Committee may delegate any of its responsibilities to one or more members of the committee, except to the extent such delegation is prohibited by law, rules and regulations of the SEC or the listing standards of NYSE. When the Compensation Committee discusses an executive officer’s compensation, he or she is not permitted to be present.

The Compensation Committee engaged an independent executive compensation consultant to advise the Compensation Committee on matters related to executive compensation. Please refer to the section titled “Executive Officer Compensation—Compensation Discussion and Analysis” for more information related to the independent executive compensation consultant.

Pacific Drilling| 2020 Proxy Statement | 19 |

Board Evaluation Process

The Nominating and Corporate Governance Committee is responsible for overseeing the annual performance evaluation of the Board. Annually, each director completes an evaluation of the full Board and each committee upon which the director serves. This board evaluation process is intended to provide each director with an opportunity to evaluate performance for the purpose of improving board and committee processes and effectiveness. The detailed questionnaire seeks quantitative ratings and subjective comments in key areas of board practices and asks each director to evaluate how well the Board or the committee, as applicable, operates and to make suggestions for improvements. Replies are anonymous and are collected and summarized by the chair of the Nominating and Corporate Governance Committee. The summary is then discussed by the independent directors in an executive session held for such purpose. In addition, the chair of the Nominating and Corporate Governance Committee conducts one-on-one interviews with each director to solicit additional feedback on the overall operation of the Board and its committees, as well as specific feedback on the effectiveness of individual directors. The Chairman of the Board, who is also currently the chair of the Nominating and Corporate Governance Committee, discusses the individual feedback with each Board member. Any areas of Board or committee performance that are identified as needing improvement or change are considered by the Nominating and Corporate Governance Committee, which then makes a recommendation to the Board on the matter.

Board’s Role in Oversight of Risk Management

Our Board as a whole is responsible for risk oversight, with reviews of certain areas being conducted by the relevant Board committees that report to the full Board. In its risk oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our Board performs this function, including (i) receiving management updates on our business operations, financial results and strategy and discussing risks related to the business at each regular Board meeting, (ii) receiving reports on all significant committee activities at each regular Board meeting and (iii) evaluating the risks inherent in significant transactions as applicable.

Throughout the year, the Board receives briefings and assessments of the Company’s risks as they relate to:

●	safety	●	crisis management	●	cybersecurity/information technology
●	compensation	●	strategic planning	●	succession planning
●	talent development and management	●	enterprise risk assessment	●	financial condition and liquidity

Our Board believes that full and open communication between executive management and our Board is essential to effective risk oversight. Our Chairman meets regularly with executive management to discuss a variety of matters including business strategies, opportunities, key challenges and risks facing the Company, as well as enterprise risk assessment and risk mitigation strategies. Executive management attends all regularly scheduled Board meetings where they make presentations to our Board on various strategic matters involving our operations and are available to address any questions or concerns raised by our Board on risk management or any other matters. Our Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges and monitors the development and management of risks that impact our strategic goals. The Board’s involvement in the strategic planning process is a critical part of the assessment of the risks that impact our strategic goals and the management of those risks as they develop.

Pacific Drilling| 2020 Proxy Statement | 20 |

Each standing committee of the Board assists the Board in fulfilling its risk oversight responsibility. The chart below provides an overview of the allocation of risk oversight responsibilities among the Board committees.

The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to certain areas of risk. The Audit Committee is responsible for reviewing and discussing with management and our independent auditor any guidelines and policies relating to risk assessment and risk management, and the measures management has taken to monitor, control and minimize the Company’s major financial risk exposures. The Audit Committee also discusses with our independent auditor the results of their processes to assess risk in the context of its audit engagement. The Audit Committee also assists our Board in fulfilling its oversight responsibilities by monitoring the effectiveness of the Company’s internal control over financial reporting and legal and regulatory compliance. Our independent auditor meets regularly in executive session with the Audit Committee. The Audit Committee regularly reports on these matters to the full Board. Finally, in furtherance of its risk oversight responsibility, the Audit Committee provides for the confidential, anonymous submission by employees and others of concerns regarding questionable accounting, auditing and any other matters. These submissions are collected by an independent organization specializing in those services and are conveyed to the Chair of the Audit Committee, and our Chief Compliance Officer and General Counsel.

The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the Company’s assessment of whether its compensation policies and practices are likely to expose the Company to material risks, including the Company’s compensation of executives and incentive compensation awarded to officers. In addition, in consultation with management, the Compensation Committee is responsible for overseeing the Company’s compliance with regulations governing executive compensation. The Compensation Committee also oversees the management and development of the Company’s talent and the succession plan for key senior management positions, which we consider a critical asset of the Company. In addition, the Compensation Committee reviews and discusses with management and the Board the CEO succession plan.

The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with our Board leadership structure, including committee appointments, size of Board and nomination of Board members, and corporate governance matters. The Nominating and Corporate Governance Committee addresses some of its risk oversight responsibilities by periodically reviewing of our Corporate Governance Guidelines and conducting annual Board self-evaluations and individual director evaluations.

Pacific Drilling| 2020 Proxy Statement | 21 |

Consideration of Class A Director Nominees

As described elsewhere herein, pursuant to the Governance Agreement, each of the SVP Parties, Avenue Parties and Other Lenders have the sole authority to nominate one of the three Class B directors on our Board. In evaluating nominees for membership as Class A directors on our Board, the Nominating and Corporate Governance Committee has not specified any minimum qualifications for serving on the Board, but seeks to achieve a Board that is composed of individuals who have experience that is relevant to the needs of the Company, who have a high level of professional and personal integrity, who have the ability and willingness to work cooperatively with other members of our Board and with senior management, and who contribute to the diversity of the Board taking into account many factors, including business experience, professional training, geographical representation, race, gender and age, among other considerations. (See “Board Diversity, Tenure and Refreshment – Board Diversity” above.) Experience in the offshore drilling and energy industry and in one or more of finance and accounting, corporate governance, and executive management matters are considered particularly valuable. An independent director candidate is expected to be committed to enhancing shareholder value, and to have sufficient time to carry out the duties of a director, both on the full Board and on one or more of its standing committees. In selecting nominees, the Nominating and Corporate Governance Committee will seek to have a Board that represents a diverse range of perspectives and experience relevant to the Company. The Nominating and Corporate Governance Committee will also evaluate each individual in the context of our Board as a whole, with the objective of recommending nominees who can best perpetuate the success of the business, be an effective director in conjunction with the full Board and represent shareholder interests through the exercise of sound judgment using his or her diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee will also consider the director’s age, tenure, past attendance at meetings and participation in, and contributions to, the activities of our Board.

The Nominating and Corporate Governance Committee will regularly assess whether the size of our Board is appropriate, and whether any vacancies on our Board are expected due to retirement or otherwise. In addition, the Nominating and Corporate Governance Committee periodically assesses the experience, qualifications, attributes and skills of the independent directors to determine if there are gaps that the Board should seek to fill. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates, who may come to the Nominating and Corporate Governance Committee’s attention through professional search firms, shareholders or other persons. Alternatively, the Nominating and Corporate Governance Committee may recommend a reduction in the size of the Board. Each candidate brought to the attention of the Nominating and Corporate Governance Committee, regardless of who recommended such candidate, will be considered on the basis of the criteria set forth above.

Communications with the Board

Shareholders or other interested parties may communicate directly with one or more members of our Board, or the non-employee directors as a group, by writing to the director or directors at the following address: c⁄o Corporate Secretary, Pacific Drilling S.A., 8-10 Avenue de la Gare, L-1610 Luxembourg; or by e-mail to the corporate secretary at: corporatesecretary@pacificdrilling.com. Each communication should specify the addressee as well as the general topic of the communication. The communication will be forwarded to the appropriate director or directors, unless it is frivolous. If the communication is voluminous, the corporate secretary will summarize it and furnish a summary to the appropriate director or directors.

Pacific Drilling| 2020 Proxy Statement | 22 |

Director Compensation

Upon our emergence from our Chapter 11 proceedings in November 2018, our Board members were classified as Class A directors (comprised of four directors) and Class B directors (comprised of three directors). Our Class B directors are chosen by certain of our shareholders pursuant to the Governance Agreement and do not receive any compensation from the Company for their service on our Board.

Chairman’s Compensation

Mr. Ralls, our Chairman of the Board, who is a Class A director and also serves as chair of our Nominating and Corporate Governance Committee, received no cash compensation for his service on our Board for 2019. In December 2018, the Board approved a one-time grant of 150,000 restricted share units (“RSUs”) to Mr. Ralls, which represented the entirety of his compensation for service on our Board for 2019. The award, which was made pursuant to the terms of the 2018 Plan, is comprised of 50% time-based RSUs that vest one-third over three years commencing on the second anniversary of the grant date, and 50% performance-based RSUs that vest only in connection with a change of control of the Company based on the Company meeting a certain performance target on the date of such change of control. The vesting of the performance-based RSUs is only triggered by a change of control, with the number of RSUs vesting (between 0% and 100%, referred to as the “earned RSUs”) determined by an internal rate of return (“IRR”) calculation on the date of the change of control. The IRR is determined by the actual annual pre-tax return of specified percentages, compounded annually, on a specified deemed share price. The earned RSUs will vest and pay out within 30 days after the date of the change of control. In April 2020, Mr. Ralls and the Company amended his performance-based RSU award, which will now expire if a change of control does not occur on or before December 31, 2020, and the Company made the other changes to Mr. Ralls’ compensation described below.

Cash Compensation

In December 2018, the Board approved the following cash compensation program for the non-employee Class A directors (other than our Chairman):

●	An annual retainer of $75,000 for serving on our Board;
●	An annual retainer of $35,000 for serving as chair of the Audit Committee (inclusive of the committee member annual retainer);
●	An annual retainer of $25,000 for serving as chair of the Compensation Committee (inclusive of the committee member annual retainer); and
●	An annual retainer of $15,000 for committee membership.

In April 2020, the Board approved adding Mr. Ralls to the cash compensation program described above and also approved: (i) an annual retainer of $75,000 for serving as Chairman of our Board, and (ii) an annual retainer of $15,000 for serving as chair of the Nominating and Corporate Governance Committee (inclusive of the committee member annual retainer). Cash fees are paid quarterly on the last day of each calendar quarter. The Company also pays the reasonable out-of-pocket expenses incurred by each director in connection with attending Board and committee meetings. In support of Company-wide base salary reductions effective April 1, 2020, the Board approved a 10% reduction in the Class A director retainer fees.

Equity-Based Compensation

Under our current director compensation program, upon joining the Board and annually thereafter, each non-employee Class A director (other than the Chairman) receives a grant of time-based RSUs. All such grants of RSUs are made pursuant to the terms of the 2018 Plan and the annual grants are generally made in December of each year. For the RSUs granted in December 2018, the RSUs settle in shares and vest one-half per year over two years, subject to immediate vesting on the occurrence of a change of control. In December 2019, in light of the

Pacific Drilling| 2020 Proxy Statement | 23 |

substantial drop in our stock price and to prevent excessive dilution, the Compensation Committee approved the following changes to our non-employee Class A director (other than the Chairman) compensation program:

●	the number of RSUs granted each year will be based on a fixed number of shares, which for the 2019 grant was set at 3,750, and which award will fully vest on the first anniversary of the grant date; and
●	in addition to the stock award, the non-employee Class A directors (other than the Chairman) will receive a time-based cash award of $50,000, which for the 2019 award will vest and pay out on December 12, 2020, provided the director remains a member of the Board on that date.

Additionally, in April 2020, the Board approved the award to Mr. Ralls of a time-based cash award of $100,000, which will vest and pay out on December 12, 2020, provided he remains a member of the Board on that date.

Stock Ownership Guidelines

In May 2019, the Board adopted stock ownership guidelines requiring our non-employee Class A directors to accumulate our common shares worth five times the annual cash retainer paid to the non-employee Class A directors within a five-year period. Vested and unvested time-based RSUs issued to the directors are counted toward these stock ownership guidelines; however, unearned performance-based RSUs are not counted toward the guidelines. Each of our non-employee Class A directors has until May 20, 2024 to reach his target ownership level. Until the ownership levels are met, our non-employee Class A directors are expected to retain 50% of the shares issued upon the vesting of equity awards granted by the Company. As of December 31, 2019, and based on the average closing price of our common shares for the year ended December 31, 2019 of $4.08, Mr. Ralls has met the stock ownership guidelines applicable to him.

2019 Director Compensation

The table below summarizes the compensation paid by us to our non-employee Class A directors for their service during the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
W. Matt Ralls(1)	-	-	0
John V. Simon	127,833	11,213	139,046
David N. Weinstein	137,667	11,213	148,880

_______________________

(1)	Mr. Ralls received no cash compensation for his service on our Board for 2019 and received a one-time grant of RSUs in December 2018, as described above.
(2)On December 12, 2019, each non-employee Class A director was granted 3,750 time-based RSUs. The amounts reflect the aggregate grant date fair value of the RSUs, which are valued on the date of grant, or the previous trading day if no sales occur on that date, at the closing sale price per share of our common shares. As of December 31, 2019, our non-employee Class A directors held the following unvested RSUs: Mr. Ralls: 75,000 time-based RSUs and 75,000 performance-based RSUs, Mr. Simon: 7,500 time-based RSUs, and Mr. Weinstein: 7,500 time-based RSUs.

Pacific Drilling| 2020 Proxy Statement | 24 |

Proposal No. 7: Approval of Compensation of the Class A members of the Board for 2020

The compensation of the Company’s non-employee Class A directors is approved annually at the Annual General Meeting. Our Chief Executive Officer, Bernie G. Wolford Jr., is our only Class A director who is an employee, and he receives no additional compensation for his service on our Board. The Class B directors receive no compensation for their service on our Board.

It is proposed that the compensation described elsewhere in this Proxy Statement under the heading “Director Compensation” be approved by the shareholders to be paid to the non-employee Class A members of the Board for their service in 2020.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔	OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF COMPENSATION OF THE CLASS A MEMBERS OF THE BOARD FOR 2020

Pacific Drilling| 2020 Proxy Statement | 25 |

Proposal No. 8: Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.

The mandates of the Class A and Class B directors end at the 2020 Annual General Meeting in accordance with the terms of their election, and the directors stand for re-appointment to the Board, each for a term ending at the annual general meeting to be held in 2021. As a result of the above, subject to the approval of the shareholders, the Board will be composed of Messrs. W. Matt Ralls, Bernie G. Wolford Jr., John V. Simon and David N. Weinstein, as Class A directors, and Messrs. Bouk van Geloven, Donald Platner and Kiran Ramineni, as Class B directors.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-APPOINTMENT OF THE FOLLOWING MEMBERS OF THE BOARD EACH FOR A TERM ENDING AT THE ANNUAL GENERAL MEETING OF THE COMPANY TO BE HELD IN 2021: W. MATT RALLS, BOUK VAN GELOVEN, DONALD PLATNER, KIRAN RAMINENI, JOHN V. SIMON, DAVID N. WEINSTEIN, AND BERNIE G. WOLFORD JR.

Pacific Drilling| 2020 Proxy Statement | 26 |

Information about Director Nominees

The table below provides certain information as of April 3, 2020, with respect to the director nominees. The biography of each of the director nominees contains information regarding the person’s business experience, director positions with other public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board to determine that the person should be nominated to serve as a director of the Company. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. There are no family relationships between any director or executive officer, and other than pursuant to the Governance Agreement, there are no arrangements or understandings between any of the directors and any other person pursuant to which he was or is to be selected as a director.

W. Matt Ralls (Class A Director)(Independent)	Age: 70 Director Since: 2018

Chairman of the Board

Board Committees:

✓ Audit

✓ Compensation

✓ Nominating and Corporate Governance (Chair)

Other Directorships:

●
Superior Energy Services, Inc.
●
Cabot Oil and Gas Corporation
●
NCS Multistage Holdings, Inc.

Mr. Ralls joined our Board of Directors on November 19, 2018 and serves as Chairman of the Board and of the Nominating and Corporate Governance Committee, and as a member of the Audit and Compensation Committees. Mr. Ralls served as President of the Rowan Companies from January 2009 to March 2013, as Chief Executive Officer from January 2009 to April 2014, as a director from 2009 and as Executive Chairman of the Board from April 2014 until his retirement from the company in April 2016. He served as Executive Vice President and Chief Operating Officer of GlobalSantaFe Corporation from June 2005 until November 2007 and as Senior Vice President and Chief Financial Officer of that company from 2001 to 2005. Mr. Ralls has held various other management and financial roles with other oil drilling and production companies. Mr. Ralls also serves as a director of Superior Energy Services, Inc. (where he serves as Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee), Cabot Oil and Gas Corporation (where he serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee) and NCS Multistage Holdings, Inc. (where he serves on the Audit Committee and the Compensation, Nominating and Governance Committee).

Experience, Qualifications, Attributes &Skills

CEO or Other Senior Executive Experience, Offshore Drilling or Energy Industry Experience, Financial, Accounting or Financial Reporting Experience, Other Public Company Board Experience, Risk Management and Oversight, Corporate Strategy and Business Development, Corporate Governance and Ethics

Bouk van Geloven (Class B Director) (independent)	Age: 33 Director Since: 2020
Director of European investment team at Strategic Value Partners LLC Board Committees: None Other Directorships: ● Klöckner Pentaplast ● Dolphin Drilling Holdings Ltd.

Mr. van Geloven joined our Board of Directors on February 18, 2020 to fill the vacancy created by the resignation of Mr. Burdick. Mr. van Geloven serves as a Director of the European investment team at Strategic Value Partners LLC, which he joined in November 2014. From 2011 to 2014, Mr. van Geloven was an associate at J.P. Morgan Cazenove in their Strategic M&A Advisory and Equity and Debt Financing team where he performed complex valuation analysis, credit analysis and ratings advisory on multiple debt financing transactions.

Experience, Qualifications, Attributes &Skills
Offshore Drilling or Energy Industry Experience, Financial, Accounting or Financial Reporting Experience, Capital Markets and Banking Experience, Corporate Strategy and Business Development

Pacific Drilling| 2020 Proxy Statement | 27 |

Donald Platner (Class B Director) (independent)	Age: 35 Director Since: 2018
Investment Analyst at Abrams Capital Board Committees: None Other Directorships: None

Mr. Platner joined our Board of Directors on November 19, 2018. Mr. Platner is an Investment Analyst at Abrams Capital, which he joined in 2013. Prior to joining Abrams Capital, he was at Goldman, Sachs & Co. from 2006 to 2013, where he was a vice president in the Americas Special Situations Group. At Goldman Sachs, he was responsible for investments in both the public and private markets, primarily in the energy and industrials sectors. He previously served as a director of Louis Berger Group (where he served as Chairman of the Compensation Committee and as a member of the Audit Committee). He also previously served as a director of Opal Resources LLC.

Experience, Qualifications, Attributes &Skills
Financial, Accounting or Financial Reporting Experience, Capital Markets and Banking Experience, Corporate Strategy and Business Development

Kiran Ramineni (Class B Director) (independent)	Age: 40 Director Since: 2018
Senior Vice President of Avenue Capital Group Board Committees: None Other Directorships: None

Mr. Ramineni joined our Board of Directors on November 19, 2018. Mr. Ramineni joined Avenue Capital Group as a Vice President in 2014 and was appointed as Senior Vice President in January 2019. He is responsible for identifying, analyzing and modeling investment opportunities for Avenue’s U.S. Strategy, with a focus on energy and utility investments. Prior to joining Avenue Capital Group, Mr. Ramineni was a Senior Vice President of strategy and finance at U.S. Power Generating Company from 2007 to 2014. Previously, Mr. Ramineni worked for Hold Brothers Capital as an Equity Trader. Prior to that, he was an Equity Trader at AJ Capital.

Experience, Qualifications, Attributes &Skills
CEO or Other Senior Executive Experience, Financial, Accounting or Financial Reporting Experience, Capital Markets and Banking Experience, Corporate Strategy and Business Development

John V. Simon (Class A Director) (Independent)	Age: 66 Director Since: 2018
Board Committees: ✓ Audit ✓ Compensation (Chair) ✓ Nominating and Corporate Governance Other Directorships: ● Nine Point Energy

Mr. Simon joined our Board of Directors on December 14, 2018 and serves as Chairman of our Compensation Committee and as a member of our Audit and Nominating and Corporate Governance Committees. Mr. Simon has over 40 years of experience in the oil and gas industry, specializing in engineering, project management and leadership roles in the U.S. and internationally. From 2013 to 2016 he served as Chief Executive Officer of Bennu Oil and Gas, a company formed to acquire ATP Oil & Gas Corp.’s Gulf of Mexico assets out of bankruptcy. Prior to Bennu, Mr. Simon served in a series of increasingly senior roles at Hess Corporation, most recently as SVP, Global E&P Services (2010-2013) and SVP, Production, Americas and Africa (2007-2010). Mr. Simon began his career as an engineer with Tenneco Oil Co., where he spent 12 years in a variety of engineering roles. Mr. Simon also serves as Chairman of the board of directors of Nine Point Energy, a private exploration and production company focused on best-in-class development, operation and acquisition of oil and gas assets within the Williston Basin, where he serves as Risk Committee Chair and on the Audit and Nominating and Corporate Governance Committees. Mr. Simon was a director of Ocean Rig UDW Inc. from November 2017 until its acquisition on December 5, 2018 by Transocean Ltd.

Experience, Qualifications, Attributes &Skills

CEO or Other Senior Executive Experience, Offshore Drilling or Energy Industry Experience, Financial, Accounting or Financial Reporting Experience, Other Public Company Board Experience, Risk Management and Oversight, Corporate Strategy and Business Development, Corporate Governance and Ethics

Pacific Drilling| 2020 Proxy Statement | 28 |

David N. Weinstein (Class A Director) (Independent)	Age: 60 Director Since: 2018
Board Committees: ✓ Audit (Chair) ✓ Compensation ✓ Nominating and Corporate Governance Other Directorships: ● TORM plc. ● Alex Brands

Mr. Weinstein joined our Board of Directors on November 19, 2018 and serves as Chairman of our Audit Committee and as a member of our Compensation and Nominating and Corporate Governance Committees. Mr. Weinstein also currently serves as Deputy Chairman of the Board and a member of the Audit Committee of TORM plc., and as a director of Alex Brands.  He has also served on the board of directors of TRU Taj Finance Inc., an operating subsidiary of Toys “R” Us Inc. from August 2017 to January 2019, and as Chairman of the Board of The Oneida Group Inc. from June 2015 through September 2018. From January 2017 through July 2018, Mr. Weinstein served in various executive leadership roles at Seadrill Limited, including as a director and as Chair of Seadrill’s Refinancing Committee. He also served as a director and as Chair of the Compensation Committee of Stone Energy Corporation from March 2017 through May 2018. Mr. Weinstein previously served in various executive leadership roles with Horizon Lines, Inc., from November 2011 until June 2015, including as a director and as Chairman of its board of directors. He has also served on a number of other boards and in executive leadership roles in various private and public companies within, among others, the oil and gas and chemical industries, including most recently as a director of DeepOcean Group Holdings AS from June 2011 until January 2017. From September 2009 through August 2016, Mr. Weinstein served as Chairman of the Finance Committee and as a member of the Compensation Committee of Axiall Corporation. Prior to that, Mr. Weinstein served from March 2007 through August 2008 as Managing Director and Group Head, Debt Capital Markets—High Yield and Leverage Finance at Calyon Securities Inc., and from March 2000 through February 2002 as Managing Director and Head of High Yield Origination and Capital Markets at BNP Paribas. Previously, Mr. Weinstein was a Managing Director and Head of High Yield Capital Markets for BankBoston Securities and Chase Securities, Inc., and head of the Capital Markets Group in the High Yield Department at Lehman Brothers.

Experience, Qualifications, Attributes &Skills

CEO or Other Senior Executive Experience, Offshore Drilling or Energy Industry Experience, Financial, Accounting or Financial Reporting Experience, Other Public Company Board Experience, Capital Markets and Banking Experience, Risk Management and Oversight, Corporate Strategy and Business Development, Corporate Governance and Ethics

Bernie G. Wolford Jr. (Class A Director)	Age: 60 Director Since: 2018
Chief Executive Officer of Pacific Drilling S.A. Board Committees: None Other Directorships: None

Mr. Wolford joined our Board of Directors and was appointed as our Chief Executive Officer on November 19, 2018. Prior to joining our Company, from February 3, 2012, Mr. Wolford served as Senior Vice President—Operations at Noble Corporation (“Noble”). He served as Vice President—Operational Excellence of Noble from March 2010 to February 2012. From January 2003 until March 2010, Mr. Wolford was self-employed. During that time, he provided consulting services to Noble as a contractor on the construction of the Noble Dave Beard from March 2009 to December 2009. Mr. Wolford is also a significant shareholder of Mass Technology Corporation, an independent service provider to the downstream refining and storage sector, and he supported the operations of that company from February 2007 to February 2009. Mr. Wolford began his career in the offshore drilling industry with Transworld Drilling in 1981, which was acquired by Noble in 1991. From 1981 through December 2002, he served in various roles in engineering, project management and operations with Transworld and Noble.

Experience, Qualifications, Attributes &Skills
CEO or Other Senior Executive Experience, Offshore Drilling or Energy Industry Experience, Risk Management and Oversight, Corporate Strategy and Business Development, Corporate Governance and Ethics

Pacific Drilling| 2020 Proxy Statement | 29 |

Information about our Executive Officers

Our executive officers are responsible for the day-to-day management of our operations and are appointed from time to time by the Board. There are no arrangements or understandings related to the selection of any of our executive officers. Our current executive officers are:

Name	Age	Position
Bernie G. Wolford Jr.	60	Chief Executive Officer
Michael D. Acuff	49	Senior Vice President, Commercial
Lisa Manget Buchanan	59	Senior Vice President, General Counsel and Secretary
James W. Harris	61	Senior Vice President and Chief Financial Officer
Amy L. Roddy	39	Senior Vice President, Corporate Services
Anthony C. Seeliger	52	Senior Vice President, Operations
Richard E. Tatum	42	Senior Vice President, Chief Accounting Officer

Bernie G. Wolford Jr. Biographical information about Mr. Wolford appears above under the heading “Information about Director Nominees.”

Michael D. Acuff.  Mr. Acuff joined Pacific Drilling in June 2014 as our Senior Vice President of Sales and Business Development and was appointed Senior Vice President, Commercial in November 2016. Mr. Acuff is responsible for management and administration of our sales and contract acquisition, strategic planning activities and procurement and supply chain. Mr. Acuff has more than 20 years of industry experience, and prior to joining Pacific Drilling, was Senior Vice President of Contracts and Marketing at Diamond Offshore Drilling, Inc., where he worked from 2010 to 2013. From 1999 to 2010 Mr. Acuff held various management positions of increasing responsibility in Marketing, Corporate Planning, Operations and Human Resources with Transocean Ltd. Prior to joining Transocean Ltd., Mr. Acuff served in the U.S. Army from 1993 to 1997 as Battery Executive Officer, Battalion Personnel Officer and Platoon Leader. Mr. Acuff holds a Bachelor of Science in Civil Engineering from the University of Tennessee and an MBA in Finance from Rice University.

Lisa Manget Buchanan.  Ms. Buchanan joined Pacific Drilling in August 2015 as our Senior Vice President, General Counsel and Secretary. Ms. Buchanan has over 30 years of legal experience, most recently serving as Executive Vice President, General Counsel and Secretary and Chief Administrative Officer at Cal Dive International, Inc. from June 2006 to July 2015. On March 3, 2015, Cal Dive and certain of its subsidiaries filed voluntary petitions for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Prior to Cal Dive, Ms. Buchanan was a partner at the law firm of Jones Walker LLP, which she joined as an associate in 1987 and became a partner in January 1994. Ms. Buchanan holds a Bachelor of Science degree in commerce from the McIntire School of Commerce, University of Virginia and a Juris Doctorate from the Louisiana State University Law Center.

James W. Harris. Mr. Harris joined Pacific Drilling in July 2019 as our Senior Vice President and Chief Financial Officer, responsible for the Company’s global accounting, treasury, financing, audit, tax, corporate planning and investor relations activities.   Mr. Harris has over 30 years of experience in the energy industry, in a variety of financial leadership, strategic and business planning roles.  Before joining Pacific Drilling, Mr. Harris served as Executive Vice President and Chief Financial Officer of Forum Energy Technologies, Inc. from December 2005 to March 2018.   He also served Forum as Executive Vice President, Drilling & Subsea from September 2017 until July 2018, following which he continued to serve Forum as an advisor until April 2019.  Prior to that, Mr. Harris served VeriCenter, Inc. as Vice President and Controller and General Manager of the company’s AppSite Hosting business unit from January 2004 to November 2005.  He served in various roles, including as Vice President - Tax, Vice President - Finance and Contractor, for Enron Energy Services and Enron Corp. from August 1999 to December 2003.  From February 1994 to May 1999, Mr. Harris served in various

Pacific Drilling| 2020 Proxy Statement | 30 |

roles of increasing responsibility for Baker Hughes Incorporated, serving as Vice President, Tax and Controller from 1998.  From 1990 to 1994, Mr. Harris served as Senior Tax Manager for PricewaterhouseCoopers LLP, having joined the firm in 1985.  Mr. Harris holds a Bachelor of Science in Accounting and a Masters in Accounting from Brigham Young University and an MBA from Rice University.

Amy L. Roddy. Ms. Roddy joined Pacific Drilling in 2011 as our Director of Investor Relations. She subsequently served in management positions in corporate communications and human resources before being appointed Senior Vice President, Corporate Services in May 2016. Ms. Roddy has more than 15 years of oil and gas industry experience, including time at Transocean, where she held management positions in investor relations and corporate planning. Prior to joining Transocean, Ms. Roddy worked as a process engineer for Fluor Corp. Ms. Roddy holds a Bachelor of Science degree in chemical engineering from Texas A&M University and a Master of Engineering Management and an MBA from Northwestern University.

Anthony C. Seeliger. Mr. Seeliger joined Pacific Drilling in 2012 and was named Senior Vice President of Operations in 2015. He was most recently Vice President of the Americas since July 2012. Mr. Seeliger provides overall direction and guidance to the Company’s operational, operations excellence and technical support and Quality-Health-Safety-Environment functions with the objective of maximizing health, safety, environmental and operational performance, growth and profitability, as well as day-to-day leadership and management of the global operations activities. Mr. Seeliger brings over 25 years of industry experience, including an extensive background in operations management. Prior to joining Pacific Drilling, he spent nine years with Pride International, Inc., acquired by Ensco plc in 2011, most recently as vice president of Middle East and Africa operations based in Dubai, United Arab Emirates, and previously in similar management positions based in Europe, Brazil and the Gulf of Mexico. Prior to Ensco/Pride, Mr. Seeliger held positions of increasing responsibility at industry-related companies including Santa Fe International, Hess Corporation, Gulf Publishing and IBM Global Services. Mr. Seeliger holds a Bachelor of Science degree in business administration from the University of Southern California and an MBA from Southern Methodist University.

Richard E. Tatum.  Mr. Tatum joined Pacific Drilling in October 2010 as our Director of Financial Reporting and was appointed Senior Vice President and Chief Accounting Officer in August 2017. Prior to that, Mr. Tatum served as our Vice President Controller from March 2014 until August 2017. Mr. Tatum has over 15 years of experience in offshore drilling and public accounting. Prior to joining Pacific Drilling in October 2010, Mr. Tatum served at Frontier Drilling from 2009 until its merger with Noble Corp. in 2010. Mr. Tatum began his career as an auditor with Grant Thornton LLP where he held a variety of roles with increasing responsibilities, his most recent position being a Manager in Grant Thornton’s National Professional Standards Group. Mr. Tatum received a Bachelor of Science degree in business administration and a Master of professional accounting degree from the University of Texas at Austin and is a CPA.

Executive Officers - Pacific Drilling Bankruptcy Proceedings. On November 12, 2017, Pacific Drilling and certain of its subsidiaries filed voluntary petitions for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On November 19, 2018, the Debtors emerged from bankruptcy after successfully completing their reorganization pursuant to the Plan of Reorganization. Messrs. Acuff and Tatum and Ms. Buchanan were executive officers of Pacific Drilling at the time the petitions were filed. Ms. Roddy and Mr. Seeliger were not named as executive officers of Pacific Drilling until February 2019, Mr. Wolford joined Pacific Drilling on November 19, 2018 and Mr. Harris joined Pacific Drilling on July 22, 2019.

Pacific Drilling| 2020 Proxy Statement | 31 |

Stock Ownership of Directors, Director Nominees and Executive Officers

We believe that it is important for our directors and executive officers to align their interests with the long-term interests of our shareholders. We encourage stock accumulation through the grant of equity incentives to our directors and executive officers and through our stock ownership guidelines applicable to our directors and executive officers.

The table below shows the number and percentage of our outstanding common shares beneficially owned as of the record date, April 3, 2020, by each of our current director, our named executive officers and all of our current directors and executive officers as a group. Unless otherwise indicated, all shares shown are held with sole voting and investment power. Common shares do not differ in voting rights.

Directors and Executive Officers	Beneficial Interest in Common Shares

	Number of shares	Percentage (a)

Directors
W. Matt Ralls	0	*
Bouk van Geloven	0	*
Donald Platner	0	*
Kiran Ramineni	0	*
John V. Simon	93,250	*
David N. Weinstein	3,750	*
Bernie G. Wolford Jr.	30,000	*
Named Executive Officers (b)
Michael D. Acuff	36,901	*
Lisa Manget Buchanan	54,665	*
James W. Harris	40,355	*
Anthony C. Seeliger	41,704	*
Johannes P. Boots(c)	35,000	*
All executive officers and directors as a group (13 persons)	285,731	*

*Less than 1%.

(a)Based on issued and outstanding shares of 75,198,547 as of April 3, 2020.

(b)Information for Mr. Wolford appears above under “Directors.”

(c)Mr. Boots resigned from the Company effective June 30, 2019.

Pacific Drilling| 2020 Proxy Statement | 32 |

Stock Ownership of Certain Beneficial Owners

The following table sets forth information as of April 3, 2020 for each person known to us to beneficially own 5% or more of our outstanding common shares. Each common share entitles the holder thereof to one vote at the Annual General Meeting; common shares do not differ in voting rights.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares(1)
Strategic Value Partners, LLC(2)	19,986,519	26.6%
Avenue Capital Management II, L.P.(3)	19,259,574	25.6%
Abrams Capital Management, L.P. (4)	7,414,537	9.9%
FMR LLC(5)	5,420,912	7.2%
Tor Asia Credit Master Fund LP(6)	4,513,814	6.0%
Whitebox Advisors LLC(7)	4,311,334	5.7%
Quantum Pacific (Gibraltar) Limited(8)	3,842,729	5.1%

(1)	Based on issued and outstanding shares of 75,198,547 as of April 3, 2020.

(2)(a)Based on a Schedule 13G/A Report dated February 13, 2020 that this investor filed with the SEC and information provided to the Company by this investor. This investor indicated that it shares voting and dispositive power with respect to all of the above-listed shares. In addition, in this report, the investor indicated that the above-listed shares consist of: (i) 2,651,578 shares directly held by Kings Forest S.à r.l., (ii) 5,488,433 shares directly held by Queens Gate S.à r.l., (iii) 6,204,597 shares directly held by Rathgar S.à r.l., (iv) 5,641,911 shares directly held by Yellow Sapphire S.à r.l. (each an “SVP Fund” and collectively, the “SVP Funds”).

(b)In addition, the report indicates: (i) Strategic Value Partners, LLC is the investment manager of, and exercises investment discretion over Strategic Value Master Fund, Ltd., a Cayman Islands exempted company, which has an ownership interest in Field Point (Europe) II, LLC, a Delaware limited liability company, which has an ownership interest in Field Point IV, S.à r.l., a Luxembourg limited liability company, which has an ownership interest in Queens Gate, S.à r.l., a Luxembourg limited liability company, and Strategic Value Partners, LLC is indirectly majority owned and controlled by Mr. Khosla; (ii) SVP Special Situations III LLC (“Special Situations III”) is the investment manager of, and exercises investment discretion over Strategic Value Special Situations Master Fund III, L.P., a Cayman Islands exempted limited partnership, which has an ownership interest in Blue Sapphire, S.à r.l., a Luxembourg limited liability company, which has an ownership interest in Yellow Sapphire, S.à r.l., a Luxembourg limited liability company, and Strategic Value Partners, LLC is the managing member of Special Situations III, and Strategic Value Partners, LLC and Special Situations III are both indirectly majority owned and controlled by Mr. Khosla; (iii) SVP Special Situations IV LLC (“Special Situations IV”) is the investment manager of, and exercises investment discretion over Strategic Value Special Situation Master Fund IV, L.P., a Cayman Islands exempted limited partnership, which has an ownership interest in Ranelagh, S.à r.l., a Luxembourg limited liability company, which has an ownership interest in Rathgar, S.à.r.l., a Luxembourg limited liability company, and Strategic Value Partners, LLC is the managing member of Special Situations IV, and Strategic Value Partners, LLC and Special Situations IV are both indirectly majority owned and controlled by Mr. Khosla; and (iv) SVP Special Situations III-A LLC (“Special Situations III-A”) is the investment manager of, and exercises investment discretion over Strategic Value Opportunities Fund, L.P., a Cayman Islands exempted limited partnership, which has an ownership interest in Kings Valley, S.à r.l., a Luxembourg limited liability company, which has an ownership interest in Kings Forest, S.à r.l., a Luxembourg limited liability company, and Strategic Value Partners, LLC is the managing member of Special Situations III-A, and Strategic Value Partners, LLC and Special Situations III-A are both indirectly majority owned and controlled by Mr. Khosla.

(c)Except for Mr. Khosla, each “Reporting Person” listed in the report disclaimed beneficial ownership of all common shares owned directly by the SVP Funds. Mr. Khosla is the sole member of Midwood Holdings, LLC,

Pacific Drilling| 2020 Proxy Statement | 33 |

which is the managing member of Strategic Value Partners, LLC and is also the indirect majority owner and control person of Strategic Value Partners, LLC, Special Situations III and Special Situations III-A. Mr. Khosla is also the Chief Investment Officer of Strategic Value Partners, LLC. As such, he may be deemed to control the voting and dispositive decisions with respect to the above-listed common shares made by Strategic Value Partners, LLC, Special Situations III, Special Situations IV and Special Situations III-A and may therefore be deemed to be the beneficial owner of the common shares reported above.

(d)Pursuant to the Governance Agreement, the SVP Funds and certain funds affiliated with Avenue Capital Group, LLC (the “Avenue Holders”) have agreed with one another to vote their common shares to elect members of the Pacific Drilling Board of Directors as set forth therein. Because of the relationship between the SVP Funds and the Avenue Holders as a result of the Governance Agreement, Strategic Value Partners, LLC, Special Situations III, Special Situations IV, Special Situations III-A and Mr. Khosla may be deemed pursuant to Rule 13d-3 under the Exchange Act to beneficially own 39,246,093 Pacific Drilling common shares (inclusive of the above-reported shares for Strategic Value Partners, LLC), which represents 52.2% of the total number of outstanding common shares of Pacific Drilling as of March 6, 2020. The address for each of the foregoing entities is c/o Strategic Value Partners, LLC, 100 West Putnam Avenue, Greenwich, CT 06830.

(3)(a)Based on a Schedule 13G/A Report dated February 12, 2020 that this investor filed with the SEC. In this report, this investor indicated that it shared voting and dispositive power with respect to all of the above-listed shares. In addition, in this report, this investor indicated that the above-listed shares are held directly by: (i) Avenue Energy Opportunities Fund, L.P., Avenue Energy Opportunities Fund II, L.P., Avenue PPF Opportunities Fund, L.P., Avenue Special Opportunities Fund II, L.P. and Avenue Strategic Opportunities Fund, L.P. (the “U.S. Funds”) and (ii) Avenue ASRS Europe Opportunities Fund, L.P., Avenue Europe Opportunities Master Fund, L.P., Avenue Europe Special Situations Fund III (Euro), L.P. and Avenue Europe Special Situations Fund III (U.S.), L.P. (the “Europe Funds” and together with the U.S. Funds, the “Avenue Funds”).

(b)Avenue Capital Management II, L.P. is the investment manager of the U.S. Funds and may be deemed to have voting and dispositive power over the 13,973,624 common shares owned by such entities. Avenue Europe International Management, L.P. is the investment manager of the Europe Funds and may be deemed to have voting and dispositive power over the 5,285,950 common shares owned by such entities. Avenue Capital Management II GenPar, LLC is the general partner of Avenue Capital Management II, L.P., and Avenue Europe International Management GenPar, LLC is the general partner of Avenue Europe International Management, L.P. Mr. Marc Lasry is the managing member of Avenue Capital Management II GenPar, LLC and Avenue Europe International Management GenPar, LLC. In this report, except for Mr. Lasry, each “Reporting Person” disclaimed beneficial ownership of all common shares owned directly by the Avenue Funds. Mr. Lasry is deemed to be the indirect beneficial owner of the shares reported by the Avenue Funds by reason of his ability to direct the vote and/or disposition of such securities, and his pecuniary interest in such shares (within the meaning of Rule 16a-1(a)(2) under the Exchange Act) is a fractional interest in such amount.

(c)Pursuant to the Governance Agreement, the Avenue Funds and certain funds affiliated with Strategic Value Partners, LLC (the “SVP Funds”) have agreed with one another to vote their common shares to elect members of the Pacific Drilling Board of Directors as set forth therein. Because of the relationship between the Avenue Funds and the SVP Funds as a result of the Governance Agreement, Avenue Capital Management II, L.P., Avenue Capital Management II GenPar, LLC, Avenue Europe International Management, L.P., Avenue Europe International Management GenPar, LLC and Marc Lasry may be deemed, pursuant to Rule 13d-3 under the Exchange Act to beneficially own 39,246,093 Pacific Drilling common shares (inclusive of the above-reported shares for Avenue Capital Management II, L.P.), which represents 52.2% of the total number of outstanding common shares of Pacific Drilling as of March 6, 2020. The address of each of the foregoing entities is c/o Avenue Capital Management II, L.P., 11 West 42nd Street, 9th Floor, New York, NY 10036.

(4)(a)Based on a Schedule 13G/A Report dated February 13, 2020 that Abrams Capital Management, L.P. (“Abrams CM LP”) filed with the SEC. In this report, Abrams CM LP indicated that it: (i) shared voting and dispositive power with respect to all of the above-listed shares with each of Mr. David Abrams and Abrams Capital Management, LLC (“Abrams CM LLC”), (ii) shared voting and dispositive power with respect to 5,974,140 shares with Abrams Capital Partners II, L.P. (“ACP II”), and (iii) shared voting and dispositive power with respect to 7,019,436 shares with Abrams Capital, LLC (“Abrams Capital”).

(b)Shares reported herein for Abrams Capital represent shares beneficially owned by ACP II and other private investment funds for which Abrams Capital serves as general partner. Shares reported herein for Abrams CM LP and Abrams CM LLC represent the above-referenced shares beneficially owned by ACP II and shares beneficially

Pacific Drilling| 2020 Proxy Statement | 34 |

owned by other private investment funds, for which Abrams CM LP serves as investment manager. Abrams CM LLC is the general partner of Abrams CM LP. Shares reported herein for Mr. Abrams represent the above referenced shares reported for Abrams Capital and Abrams CM LLC. Mr. Abrams is the managing member of Abrams Capital and Abrams CM, LLC. In this report, each “Reporting Person” disclaimed beneficial ownership of the common shares reported, except to the extent of its or his pecuniary interest therein. The address for each of the foregoing entities is c/o Abrams Capital Management, L.P., 222 Berkeley Street, 21st Floor, Boston, MA 02116.

(5)

Based on a Schedule 13G/A Report dated February 7, 2020 that this investor filed with the SEC. In this report, this investor indicated that it held sole voting power with respect to 2,421,468 of the common shares reported, and sole dispositive power with respect to all of the above-listed shares. Ms. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)

Based on a Schedule 13G/A Report dated as of January 24, 2020 that this investor filed with the SEC. In this report, the investor indicated that Tor Investment Management (Hong Kong) Limited (“Tor”) may be deemed the beneficial owner of the shares held by Tor Asia Credit Master Fund LP (the “Master Fund”). In addition, Messrs. Patrik Lennart Edsparr and Christopher Louis Mikosh are the majority owners of Tor. By virtue of their relationship with Tor, Messrs. Edsparr and Mikosh may be deemed to beneficially own the common shares owned directly by the Master Fund. In this report, the investor further indicated that, as of December 31, 2019, Tor, the Master Fund and Messrs. Edsparr and Mikosh share voting and dispositive power with respect to all of the above-listed shares. The address of the Master Fund is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands. The address of Tor and Messrs. Edsparr and Mikosh is Henley Building 19/F, 5 Queen’s Road Central, Hong Kong.

(7)

Based on a Schedule 13G/A Report dated as of February 14, 2020 that this investor filed with the SEC and information provided to the Company by this investor. In the Schedule 13G Report, the investor indicated that, as of December 31, 2019, all of the above-listed common shares reported for Whitebox Advisors LLC were held in the accounts of Whitebox Advisors LLC’s clients, none of which individually own more than 5% of the Company’s common shares. In addition, as of December 31, 2019, Whitebox Advisors LLC shared with Whitebox General Partner LLC voting and dispositive power with respect to all of the above-listed shares. The address of each of the foregoing entities is 3033 Excelsior Boulevard, Suite 500, Minneapolis, MN 55416.

(8)

Based on a Schedule 13G Report dated as of January 17, 2019 that this investor filed with the SEC. In this report, the investor indicated that, as of December 31, 2018, it shared voting and dispositive power with respect to all of the above-listed shares. Quantum Pacific (Gibraltar) Limited is a Gibraltar company and wholly-owned indirect subsidiary of Quantum Pacific International Limited, the indirect ultimate owner of which is a discretionary trust in which Mr. Idan Ofer is the beneficiary. The address for Quantum Pacific (Gibraltar) Limited is 57/63 Line Wall Road, Gibraltar GX11 1AA and for Quantum Pacific International Limited is c/o Quantum Pacific Monaco SARL, 7 Avenue de Grande Bretagne, MC 98000, Monaco.

Pacific Drilling| 2020 Proxy Statement | 35 |

Executive Officer Compensation

2020 Compensation Decisions

The following Compensation Discussion and Analysis describes our executive compensation program for 2019, and thus does not address the impact of the COVID-19 global pandemic on the economy, our business and financial results, or our executive compensation for 2020. Effective April 1, 2020, in light of the current business environment as impacted by COVID-19, we implemented a Company-wide salary reduction initiative, which reduced the base salaries of all of our executive officers by 10%. The Board and the Compensation Committee will continue to consider the evolving impacts of this global health crisis when reviewing our 2020 executive compensation program and may take further steps they deem appropriate in response to the economic environment. Those 2020 executive compensation program decisions will be described in our proxy statement for next year’s Annual General Meeting.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, describes and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to our chief executive officer, each of our current and former chief financial officer and our next three most highly-compensated executive officers during 2019 (collectively referred to as our “named executive officers” or “NEOs”). Our named executive officers for 2019 are:

NEO	Title(s)
Bernie G. Wolford Jr.	Chief Executive Officer
James W. Harris	Senior Vice President and Chief Financial Officer
Michael D. Acuff	Senior Vice President Commercial
Lisa Manget Buchanan	Senior Vice President, General Counsel and Secretary
Anthony C. Seeliger	Senior Vice President Operations
Johannes P. Boots	Former Senior Vice President and Chief Financial Officer

Executive Summary

We are an international offshore drilling contractor committed to exceeding client expectations by delivering the safest, most efficient and reliable deepwater drilling services in the industry. Our primary business is to contract our high-specification drillship fleet to drill wells for our clients.

Impact of Emergence from Bankruptcy on Executive Compensation Programs

On November 12, 2017, Pacific Drilling and certain of its subsidiaries filed voluntary petitions for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On November 19, 2018, the Company and certain of its subsidiaries emerged from bankruptcy after successfully completing their reorganization pursuant to the Plan of Reorganization. In connection with (or shortly following) its emergence from bankruptcy, the Company:

●	Appointed a new Board of Directors;
●	Appointed Bernie G. Wolford Jr. as our new chief executive officer and entered into an employment agreement with him;
●	Adopted the 2018 Omnibus Stock Incentive Plan (the “2018 Plan”), under which 7.5 million common shares were reserved for future issuance of equity-based or equity-related awards to directors, officers, employees and consultants;

Pacific Drilling| 2020 Proxy Statement | 36 |

●	Cancelled all equity and equity-based awards granted under the 2011 Omnibus Stock Incentive Plan;
●	Adopted a goal-driven annual incentive plan for 2019, based on both financial and operational goals (described in more detail below); and
●	Granted upfront long-term incentive awards under the 2018 Plan, payable in our common shares, that were intended to replace multiple years of future grants, create strong alignment with shareholder interests and serve as a management retention tool due to the limited retentive value provided by our executive compensation programs established prior to and during bankruptcy.

2019 Business Highlights

Following our emergence from bankruptcy in November 2018, our management team focused on cost control and process optimization while delivering safe, efficient and reliable services to our clients. At the beginning of 2019, we had three rigs working, and four rigs smart-stacked. Although market conditions continued to be challenging at the start of 2019, through the year we saw a steady improvement in market conditions demonstrated by stable oil prices and a stronger demand for deepwater rigs. This resulted in a tightening of the deepwater drillship supply in many regions, leading to higher utilization and day rates, an increase in the pace of contracting activity and longer contract durations. During 2019, despite our recent emergence from bankruptcy, we successfully reactivated one of our smart-stacked rigs, won work from a new client and entered into a commitment letter for a new $50 million Revolving Credit Facility that we closed in early 2020. Specifically, we accomplished the following:

●	Reactivated our fourth working rig, the Pacific Khamsin, investing in a significant upgrade to this seventh-generation rig with the addition of a managed pressure drilling system. The rig commenced work with a new client, Equinor, in December 2019 in the U.S. Gulf of Mexico providing positive confirmation of the benefits of our smart-stacking and reactivation process.
●	Successfully extended the contract for the Pacific Sharav with Chevron in the U.S. Gulf of Mexico and the contract for the Pacific Bora with Eni in Nigeria.
●	Commenced Phase II of the plug and abandonment project for the Pacific Santa Ana for Petronas in Mauritania and mobilized the Pacific Bora for work under a contract with Eni in Oman to drill the first deepwater well in that country.
●	Added $145 million of additional backlog with a diverse group of national and major international oil companies.
●	Achieved revenue efficiency of 97.4%, exceeding our target for the measure.
●	Reduced general and administrative expenses while improving productivity and our supply chain performance.
●	Managed capital and major maintenance spend to less than budget.
●	Achieved our stretch goals for multiple HSE targets, including:
-	Reduced Total Recordable Injury Frequency by 23%, including an 84% reduction in hand/finger injuries;
-	Successfully delivered new hire HSE training to prepare two full crews of new staff;
-	Attained significant prolonged periods of incident free operations fleet-wide, including the Pacific Sharav with five years without a Lost Time Injury;
-	Reduced environmental incidents by 33%; and
-	Optimized operational, technical and HSE-related management system documentation including fleet-wide introduction of industry-based Life Saving Rules program.

Pacific Drilling| 2020 Proxy Statement | 37 |

●	Added new members into our senior management team, including a new CEO in November 2018 and a new CFO in July 2019.

Compensation Governance and Best Practices

Our executive compensation program is designed and managed by the independent Compensation Committee of our Board, referred to in this CD&A as the “Committee.” The Committee annually reviews the components and structure of our compensation program to ensure that the program supports our business objectives and is aligned with the interests of our shareholders and makes recommendations to the full board regarding all compensation decisions. As part of this review, the Committee seeks input from its independent compensation consultant to provide an outside perspective and evaluation of our program. The Committee and our Board also value our shareholders’ views on our program. Notably, as a result of the Governance Agreement, holders of approximately 79% of our common shares currently have direct input into our executive compensation program through their director nominees on our Board. See “Certain Transactions.”

We believe the following compensation governance practices and policies promote the accountability of our executives and strengthen the alignment of our executive and shareholder interests:

Compensation Best Practices

✔  Performance-Based, At-Risk Compensation – awards under our short-term and long-term incentive programs are based on the achievement of performance objectives and the performance objectives differ under the two programs; additionally, a substantial portion of each executive’s compensation is variable and at-risk.

✔  Clawback Policy – awards under our incentive programs are subject to clawback in connection with an accounting restatement or detrimental executive conduct; additionally, the employment agreements with Messrs. Wolford and Harris provide for clawback of severance payments in connection with certain detrimental conduct.

✔  Anti-Hedging and Pledging Policies – we prohibit our executive officers and directors from entering into hedging arrangements with respect to our securities or pledging our securities.

✔  Robust Stock Ownership Guidelines – we require our executive officers to maintain ownership of our securities through our use of equity-based awards and stock ownership guidelines.

✔  Engagement of Independent Compensation Consultant – the Committee retains an independent compensation consultant to evaluate our compensation programs.

✔  No Tax Gross-Ups – we do not provide our executive officers with any tax gross-ups.

How We Determine and Assess Executive Compensation

Role of Independent Compensation Consultant

To assist in evaluating our compensation practices and the level of compensation provided to our executives, the Committee has retained an independent compensation consultant to provide advice and ongoing recommendations on these matters consistent with our business goals and pay philosophy. We believe that this input and advice produces more informed decision-making and assures that an objective perspective is considered in this important governance process. The Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its executive compensation consultant. The Committee assessed FW Cook’s independence and concluded that FW Cook’s work does not raise any conflicts of interest.

Pacific Drilling| 2020 Proxy Statement | 38 |

Market Data and Peer Group

In 2019, FW Cook was asked to benchmark the compensation of our executive officers as a reference for our Committee in structuring our executive compensation program following our emergence from bankruptcy. In screening for potential peers, the Committee and FW Cook used a number of factors, including industry classification, size, and labor market for executive talent. We used assets as the primary measure of size to reflect the asset intensive nature of the offshore drilling industry and used revenue and market capitalization as secondary measures. Following this analysis, the Committee selected the following peer group (the “peer group”), which the Committee referred to in order to evaluate our compensation programs following our emergence from bankruptcy and set 2019 compensation:

● Archrock, Inc.	● Oceaneering International, Inc.
● Diamond Offshore Drilling, Inc.	● Oil States International, Inc.
● Ensco plc	● Patterson-UTI Energy, Inc.
● Forum Energy Technologies, Inc.	● Rowan Companies plc
● Helix Energy Solutions Group, Inc.	● Superior Energy Services, Inc.
● Helmerich & Payne, Inc.	● Tidewater Inc.
● Noble Corporation plc	● Vantage Drilling International

Peer Group	Peer Group Total Assets Latest 4 Quarters ($ in millions)	Peer Group Market Capitalization as of 12/31/2018 ($ in millions)	Peer Group Revenue Latest 4 Quarters ($ in millions)
25th Percentile	$2,222	$721	$846
50th Percentile	$2,963	$1,017	$1,052
75th Percentile	$6,178	$1,271	$1,946
Pacific Drilling S.A.	$2,857	$1,001	$270
Estimated Percentile Rank	45	49	3

Role of Chief Executive Officer

Our chief executive officer makes recommendations to the Committee regarding the base salary and incentive compensation awards for our other executive officers based on his qualitative judgment regarding each officer’s individual performance, although the Committee, with the approval of the Board, makes all final compensation decisions regarding our executive officers. Our chief executive officer is not present when the Committee or the Board discusses or determines any aspect of his compensation.

Objectives of Our Compensation Program

The Committee, subject to approval of the Board, is responsible for designing, implementing, and administering our executive compensation program. The Committee seeks to increase shareholder value by:

●	rewarding past performance and incentivizing future performance;
●	providing competitive levels of total compensation that will enable the Company to attract and retain talented executive officers to execute the Company’s business strategy; and
●	promoting sound compensation governance practices that encourage prudent decision-making.

Pacific Drilling| 2020 Proxy Statement | 39 |

The Committee believes compensation should reward achievement of business objectives, recognize individual initiative and leadership and link the interests of the executives and shareholders.

2019 Executive Compensation Program

Following our emergence from bankruptcy, the Committee, with the assistance of FW Cook, re-evaluated our executive compensation program, including:

●	the compensation earned over the last four years by our executive officers;
●	the estimated future value of any long-term compensation arrangements that remained outstanding following our emergence; and
●	the executive compensation design practices of our peer group and how our programs are positioned with respect to each element of direct compensation.

Following that review, the Committee approved the 2019 executive compensation program, which included three primary components: base salary; an annual incentive award payable in cash; and long-term incentive awards in the form of time-based restricted share units (“RSUs”) and performance share units (“PSUs”), all of which settle in our common shares. With respect to Messrs. Wolford and Harris, each executive entered into an employment agreement upon joining the Company, and these agreements govern many aspects of their compensation arrangements, as discussed below.

Base Salaries

The Committee believes that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to manage our business successfully. Actual individual salary amounts reflect the Committee’s judgment with respect to each executive officer’s responsibility, performance, work experience and the individual’s historical salary level.

The Committee evaluated our executive officers’ base salaries in early 2019. Based on a review of base salary levels of similar officers in our peer group, the Committee determined that the base salaries of our executive officers were in line with the market median. Accordingly, the Committee did not make any adjustments to the base salaries of our executive officers for 2019. With respect to Messrs. Wolford and Harris, their respective employment agreements provide for annual base salaries of $700,000 for Mr. Wolford and $450,000 for Mr. Harris.

Annual Incentive Program

Our annual incentive program, or AIP, represents a variable component of compensation designed to reward our executive officers if the Company achieves the pre-established performance goals approved by the Committee for the applicable year. In February 2019, the Committee, with approval of the Board, established the framework for the 2019 AIP awards. Under the program, each executive officer was assigned a target AIP award based on a percentage of his or her base salary. Pursuant to the terms of their employment agreements, the target award percentages for Messrs. Wolford and Harris may not be less than 100% for Mr. Wolford and 75% for Mr. Harris. For 2019, 80% of the AIP award for our NEOs could be earned based on our level of achievement of six operational and financial metrics, and the remaining 20% could be earned in the Committee’s discretion based on its assessment of individual performance. With respect to the operational and financial metrics, the Committee established threshold, target and stretch goals, and the executives could earn between 50% and 150% of the applicable target AIP award based on the level of achievement of the goal between the threshold and stretch levels. Generally, the target goals align with the Company’s budget for the year. Our annual budget includes expectations for strong operational performance, cost management and incremental backlog. As such, we believe achieving the target goals requires management to perform at a high level. The stretch goals require even further significant achievement.

Pacific Drilling| 2020 Proxy Statement | 40 |

The following table describes the 2019 target AIP awards for each named executive officer who participated in the program for 2019. Mr. Boots, who left the Company in June 2019, did not participate in the AIP.

Name	Annual Base Salary	Target AIP Award as a % of Base Salary	80% of Target Based on Operational and Financial Goals	20% of Target Based on Discretion	Total Target Award
Mr. Wolford	$700,000	100%	$560,000	$140,000	$700,000
Mr. Harris	$450,000	75%	$270,000	$67,500	$337,500
Mr. Acuff	$400,000	70%	$224,000	$56,000	$280,000
Ms. Buchanan	$450,000	75%	$270,000	$67,500	$337,500
Mr. Seeliger	$400,000	70%	$224,000	$56,000	$280,000

2019 AIP Metrics:

The performance metrics chosen by the Committee to evaluate the operational and financial component of the AIP for 2019 are set forth in the table below. The table also sets forth the weighting of each metric, the specific goals with respect to each metric, and the Company’s actual performance against those goals for 2019.

Performance Metrics	Weighting	Threshold	Target	Stretch	Actual Performance	Weighted Payout as a % of Target
Adjusted EBITDA, less other G&A(1) ($ in millions)	25%	$(33.7)	$(23.7)	$(13.7)	($37.1)	0.0%
Contract Drilling Costs (per day) ($ in thousands)	10%	$78.2	$75.2	$72.2	$75.2	10%
Corporate Overhead and Operations Support Costs ($ in millions)	5%	$47.7	$45.4	$40.9	$46.8	3.5%
Incremental Backlog ($ in millions)	25%	$75.9	$108.3	$167.0	$201.3	37.5%
Revenue Efficiency	15%	92.0%	94.3%	98.0%	97.4%	20.3%
Health, Safety and Environment (HSE) (2)	20%	Index Score			89.8%	18.0%
Operational and Financial Performance Result Total						89.3%

(1)	Adjusted EBITDA, less other G&A, is a non-GAAP measure. Our calculation of Adjusted EBITDA for purposes of establishing our Adjusted EBITDA AIP performance target and determining our results is detailed below:

2019
(in thousands)
Adjusted EBITDA (deconsolidated)	$(31,335)
Add: negative impact of Zonda Debtors	(1,002)
Subtract: interest income of consolidated company	(6,302)
Add: Other operations support	1,461
Add: Other G&A	10,221
Subtract: Additional adjustments	(10,120)
Target EBITDA (consolidated)	$(37,077)

Pacific Drilling| 2020 Proxy Statement | 41 |

(2)	The HSE Index is comprised of metrics relevant to areas of health and safety and environmental concerns.

2019 AIP Results:

Based on the Company’s performance relative to the performance goals in 2019, the Committee recommended, and the Board approved the following AIP awards to the NEOs:

Name	% of Target Earned (Op/Fin)	AIP Award Based on Op/Fin	% of Target Earned (Discretionary)	AIP Award Based on Discretionary	Total 2019 AIP Award Earned
Mr. Wolford	89.3%	$500,080	20.0%	$140,000	$640,080
Mr. Harris(1)	89.3%	$107,674	20.0%	$30,144	$137,818
Mr. Acuff	89.3%	$200,032	20.0%	$56,000	$256,032
Ms. Buchanan	89.3%	$241,110	5.0%	$16,875	$257,985
Mr. Seeliger	89.3%	$200,032	20.0%	$56,000	$256,032

(1)	Pursuant to the terms of his employment agreement, Mr. Harris, who joined the Company on July 22, 2019, received a pro rata payout of his earned 2019 AIP award. In addition to the pro rata AIP bonus, given Mr. Harris’ performance in 2019, the Board approved an additional $100,000 bonus for Mr. Harris, which is reflected in the summary compensation table.

2019 Long-Term Incentive Program

Our long-term incentive, or LTI, program represents another variable component of compensation with a dual purpose. The LTI program is intended to reward our executive officers if the Company achieves certain pre-established performance goals measured over a longer period of time, and also to encourage retention by requiring the executive officers to perform services for a period of time in excess of a single year in order to receive the full benefits of the award. As described below, the initial LTI awards granted to Messrs. Wolford and Harris were set forth in their employment agreements and differ from the awards granted to our other executive officers. All of our LTI awards granted since our emergence from bankruptcy settle in our common shares.

In early 2019, the Committee reviewed FW Cook’s analysis of the compensation arrangements in place following our emergence from bankruptcy, noting that:

●	All prior equity awards granted to our executive officers had been cancelled as a result of the bankruptcy; and
●	For all NEOs other than Mr. Seeliger (whose 2016 and 2017 cash awards did not contain performance measures), all outstanding long-term cash awards had below target payout expectations (see summary chart below under “Status of Previously Awarded Long-Term Incentives”).

Based on these findings, the Committee determined that the primary emphasis of the LTI program at this time should be to attract and retain talent. As a result, the Company implemented an LTI program for the NEOs that was comprised primarily of time-based equity-based awards vesting over a three-year period with grant date award values equivalent to three times the value of peer group median annual LTI awards. As a result of these “front-loaded” awards, the Committee and Board do not intend to make annual LTI awards at this time but will continue to evaluate the appropriate timing of future LTI awards to effectively incentivize and compensate our executive officers. In December 2019, due to the substantial decrease in our stock price and to enhance the retentive value of our program, the Committee, with the approval of the Board, granted the executive officers time-based cash awards (the “Retention Awards”) that will vest and pay out on December 31, 2020, provided the executive officer remains employed as of such date. These awards are equivalent to 50% of each officer’s base salary.

Under the 2019 LTI program, the Committee assigned each executive officer, other than Messrs. Wolford, Harris and Boots, an LTI target award value, which was expressed as three times the peer group median LTI value for each executive officer’s equivalent position. The LTI target award value was then divided by the per share closing price of our common shares on the day prior to the grant date ($15.50 per share), with each

Pacific Drilling| 2020 Proxy Statement | 42 |

executive officer receiving a combination of RSUs and PSUs. The RSUs vest one-third per year over three years, and the PSUs utilize a three-year performance period ending December 31, 2021, and, except for limited circumstances, require continued employment throughout the performance period or portions thereof in order to earn the award. Both awards are settled in our common shares. The terms of the LTI awards are summarized as follows:

●	PSUs – between 0% and 200% of the award may vest following the end of a three-year performance period based on our relative total shareholder return measured against the following peer companies: Diamond Offshore Drilling, Inc., Ensco plc, Noble Corporation plc, Seadrill Ltd., and Transocean Ltd. The PSUs represent 33% of the LTI target award value. The starting benchmark share price for the performance period was based on the average closing share price of the Company’s common shares over the nine trading days in December starting on December 18, 2018 (the day the Company’s common shares were relisted on the NYSE following its emergence from bankruptcy) and all trading days in January 2019, or $14.09 per share.
●	RSUs – vest in three substantially equal annual installments on January 1, 2020, 2021 and 2022. The RSUs represent 67% of the LTI target award value.

The LTI awards granted to our NEOs in February 2019 were as follows:

Name	LTI Target Value	Total LTI Awards	# of RSUs	Target # of PSUs
Mr. Acuff	$2,533,000	164,710	110,356	54,354
Ms. Buchanan	$3,786,000	244,259	163,654	80,605
Mr. Seeliger	$2,886,000	186,194	124,750	61,444

With respect to Messrs. Wolford, Harris and Boots, the LTI program structure differs as a result of the unique circumstances applicable to each, as described below:

●	Mr. Wolford: In connection with his appointment as Chief Executive Officer upon our emergence from bankruptcy on November 19, 2018, and pursuant to the terms of his employment agreement with the Company, Mr. Wolford received 400,000 RSUs in December 2018, with a deemed grant date value of $20.00 per share. The terms of these RSUs are as follows: 200,000 represent a time-based award, which will vest in equal installments on the second, third and fourth anniversaries of the date of grant, and the other 200,000 represent a performance-based target award. The vesting of the performance-based RSUs is only triggered by a change of control, with the number of RSUs vesting (between 0% and 100%, referred to as the “earned RSUs”) determined by reference to an IRR calculation on the date of the change of control. The IRR is determined by the actual annual pre-tax return of specified percentages, compounded annually, on a specified deemed share price. In March 2020, Mr. Wolford and the Company amended his performance-based RSU award, which will now expire if a change of control does not occur on or before December 31, 2020.

●	Mr. Harris: In connection with his appointment as Chief Financial Officer and pursuant to the terms of his employment agreement with the Company, in July 2019 Mr. Harris received 101,775 RSUs and 101,775 PSUs with an aggregate grant date fair value of $1,618,223. These awards generally have the same terms and conditions as the RSUs and PSUs granted to our other executive officers under the 2019 LTI program described above, except that Mr. Harris’ RSUs vest 20% on January 1, 2020, and 40% on each of January 1, 2021 and 2022.

●	Mr. Boots: In March 2019 Mr. Boots received an award of 54,550 RSUs. This award differed from those made to the other NEOs in light of his anticipated separation from the Company and was intended to help facilitate a smooth transition in the chief financial officer role. The RSUs were scheduled to vest on December 31, 2019, but the terms of the agreement provided for earlier, pro-rata vesting if Mr. Boots’ separation from the Company occurred prior to that date. See the section titled “Executive Compensation – Potential Payments Upon Termination or Change of Control – Separation Agreement with Mr. Boots” for more information.

Pacific Drilling| 2020 Proxy Statement | 43 |

Status of Previously Awarded Long-Term Incentives

In connection with our emergence from bankruptcy on November 19, 2018, all equity and equity-based awards were cancelled. The following were the only outstanding long-term awards held by our executive officers as of our emergence date, all of which settle in cash: (i) the unvested portions of the long-term incentive cash (“LTIC”) awards granted during 2016 and 2017, with potential vesting dates through 2020 provided applicable service and performance conditions are met, and (ii) the awards approved by the bankruptcy court in August 2018 under the Key Employee Incentive Plan (the “KEIP”), pursuant to which members of senior management were granted cash-settled awards that vested in part upon our emergence from bankruptcy, and in part upon the achievement of certain revenue performance goals for 2018 and 2019.

As of December 31, 2019, the only, pre-emergence long-term incentive awards with continuing performance periods were the remaining unvested amounts under the 2017 LTIC awards. These awards, other than Mr. Seeliger’s, are performance-based awards that will be forfeited unless certain free cash flow targets are achieved by December 31, 2020. The Board does not expect that these targets will be achieved by such date. Mr. Seeliger, who was not an executive officer at the time of the grant, received a time-based award that fully vested on January 1, 2020. The table below summarizes the LTIC and KEIP awards granted to certain of our NEOs, and the value of each that has been forfeited or earned as of December 31, 2019.

Executive	Award Type	Target Value of Award at Grant	Value Forfeited as of December 31, 2019	Value Earned as of December 31, 2019	Outstanding Unvested Award as of December 31, 2019
Mr. Acuff	LTIC KEIP	$540,000 $400,000	$90,000 $78,800	$270,000 $321,200	$180,000(1) -
Ms. Buchanan	LTIC KEIP	$870,000 $900,000	$90,000 $177,300	$380,000 $722,700	$400,000(1) -
Mr. Seeliger	LTIC KEIP	$815,738 $800,000	- $157,600	$633,825 $642,400	$181,913(2) -
Mr. Boots	LTIC KEIP	$317,813 $450,000	$52,500 $113,850	$158,437 $336,150	$106,876(1) -
Total		$5,093,551	$760,050	$3,464,712	$868,789

________________

(1)	Expected to be forfeited on December 31, 2020.
(2)	This award fully vested on January 1, 2020.

Limited Executive Perquisites and No Special Retirement Benefits

We seek to maintain a cost-conscious culture, including in connection with the benefits provided to our executive officers. As a result, we provide limited perquisites to our executive officers. Please see “Executive Compensation —2019 Summary Compensation Table” for a description of the perquisites provided in 2019.

Retirement benefits fulfill an important role within our overall executive compensation objectives by providing a level of financial security, which in turn promotes retention. However, our executive officers do not receive any retirement benefits that are not generally available to our other full-time employees. We maintain a 401(k) plan, which is a tax-qualified defined contribution retirement plan in which our executive officers are eligible to participate. Under the 401(k) plan, we match 100% of employee contributions up to 3%, and 50% of the next 2% of eligible compensation per participant. We do not maintain any excess benefit plans, defined benefit or pension plans, or any deferred compensation plans.

Cash Severance and Change of Control Benefits

We provide each of our current named executive officers with contractual protections in the event of a termination of employment by the Company without cause or by the executive for good reason, whether such termination of employment happens prior to or in connection with a change of control. We believe that severance

Pacific Drilling| 2020 Proxy Statement | 44 |

protections, particularly in connection with a change of control transaction, can play a valuable role in attracting and retaining key executive officers by providing protections commonly provided in the market. In addition, we believe these benefits also serve the Company’s interest by promoting a continuity of management in the context of an actual or threatened change of control transaction.

Specifically, Messrs. Wolford and Harris are entitled to severance benefits under their Executive Employment Agreements, and our other executive officers are entitled to severance benefits under their Severance and Change of Control Agreements. The board determined that it is appropriate to provide our executives with severance benefits under these circumstances in light of their critical positions with the Company and as part of their overall compensation packages. In addition, we acknowledge that the occurrence, or potential occurrence, of a change of control transaction would create uncertainty regarding the continued employment of our executive officers, particularly at the senior executive level. In order to encourage these executive officers to remain employed with the Company during a critical time when their prospects for continued employment following a transaction are often uncertain, the agreements provide them with enhanced severance benefits if their employment is terminated by the Company without cause in connection with a change of control. In addition, because a termination by the executive for good reason may be conceptually the same as a termination by the Company without cause, and because we believe that in the context of a change of control, potential acquirers would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances. We do not provide excise tax gross-up protections under any change of control arrangements with our executive officers.

In addition, the terms of our outstanding incentive awards provide for accelerated vesting under certain circumstances related to a termination of employment and/or the occurrence of a qualifying change of control. For more information regarding all of these severance and change of control benefits, see the section titled “Executive Compensation – Potential Payments Upon Termination or Change of Control.”

Compensation Policies and Considerations

Clawback Policy

The Company’s compensation recovery, or “clawback,” policy applies to incentive compensation paid to an executive officer and certain other designated employees (whether paid in cash or in equity) that was based wholly or in part on financial reporting measures. Under the policy, the Company may recover excess incentive compensation paid during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement if the Board determines that the covered employee’s intentional misconduct or gross negligence materially contributed to such restatement. In connection with a restatement, the compensation shall be adjusted, if necessary, so that the covered employee will have received no more and no less than the amount that he or she would have received had the incentive award been calculated based on the restated financial results. The Company may also recover incentive compensation paid to a covered employee who has been found to engage in detrimental conduct. If the Board determines that a covered employee has engaged in detrimental conduct (as defined in the policy), then the Board may require the covered employee to (a) reimburse the Company all or a portion of any incentive compensation previously vested or paid during the one completed fiscal year immediately preceding the Board of Director’s discovery, and (b) forfeit any unpaid or unvested incentive compensation.

Compensation Risk Assessment

After considering the components of our compensation program, the Committee believes that the risks arising from our compensation policies and practices for our employees, including our executive officers, are not reasonably likely to have a material adverse effect on the Company. Further, the Committee believes that certain features of our compensation program serve to mitigate any compensation-related risk, including (i) our clawback, anti-hedging and anti-pledging policies, and our stock ownership guidelines, (ii) the balance between fixed and variable pay, cash- and equity-based awards, and short- and long-term incentives, and (iii) the administration of the program by a committee consisting entirely of independent directors.

Pacific Drilling| 2020 Proxy Statement | 45 |

Stock Ownership Guidelines

We encourage stock accumulation because we believe that it is important for our executive officers to align their interests with the long-term interests of our shareholders. Accordingly, in May 2019 our Board adopted stock ownership guidelines applicable to our officers. Under the guidelines, each of our officers is encouraged to maintain ownership of our common shares valued at four times (for our CEO), three times (for our senior vice presidents) and one time (for our vice presidents) his or her annual base salary. Common shares owned individually or jointly, shares held indirectly, such as through members of the officer’s immediate family, as well as shares subject to unvested restricted stock and RSUs are counted for purposes of the stock ownership guidelines, but shares underlying unearned performance awards are not counted.

Our officers have five years from the date of their respective appointments (or from May 20, 2019, the date the guidelines were adopted, whichever is later) to attain these ownership levels. Until the specified ownership levels are met, our officers are expected to retain 50% of the net shares issued upon the vesting of equity awards granted by the Company, after deducting any shares used to pay applicable taxes. Each of our executive officers (other than Mr. Harris) has until May 20, 2024 to reach his or her target ownership level, and Mr. Harris has until July 22, 2024. As of December 31, 2019 and based on the average closing price of our common shares for the year ended December 31, 2019 of $9.68, Mr. Seeliger and Ms. Buchanan have met the stock ownership guidelines applicable to him or her.

Prohibition on Hedging and Pledging Transactions

Each of our named executive officers is subject to our Insider Trading Standard, an internal company policy adopted by our Board. This policy includes a blanket prohibition on engaging in hedging or monetization transactions, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds with respect to our securities, regardless of whether those securities were received as compensation. This prohibition applies to all directors, officers and employees of the Company. In addition, the Insider Trading Standard includes a blanket prohibition on insiders holding Company securities in a margin account or otherwise pledging Company securities.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation awarded to our executive officers. However, the Committee and management do consider the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit or value to the executive officer.

Pacific Drilling| 2020 Proxy Statement | 46 |

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” to be included in the Company’s 2020 proxy statement, filed with the SEC pursuant to the Exchange Act. Based on that review and discussion, the Committee recommends to the Board that the Compensation Discussion and Analysis be included in the Company’s 2020 proxy statement.

COMPENSATION COMMITTEE:

John V. Simon, Chairman
David N. Weinstein

W. Matt Ralls

Pacific Drilling| 2020 Proxy Statement | 47 |

EXECUTIVE COMPENSATION

2019 Summary Compensation Table

The following table summarizes the compensation for the last three fiscal years, or such shorter period as the executive was employed by us, for each of the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Bernie G. Wolford Jr.(5)	2019	700,000	-	-	640,080	12,400	1,352,480
Chief Executive Officer	2018	81,667	200,000	2,600,000	-	-	2,881,667

James W. Harris(6)	2019	199,219	100,000	1,618,223	137,818	275	2,055,535
Senior Vice President and
Chief Financial Officer

Michael D. Acuff	2019	400,000	-	2,709,001	345,632	11,200	3,465,833
Senior Vice President	2018	400,000	-	2,297	345,900	11,000	759,197
Commercial	2017	376,667	-	-	579,000	10,800	966,467

Lisa Manget Buchanan	2019	450,000	-	4,017,351	459,585	12,400	4,939,336
Senior Vice President,	2018	450,000	-	2,297	692,550	11,500	1,156,347
General Counsel and Secretary	2017	420,833	-	-	843,500	14,706	1,279,039

Anthony C. Seeliger	2019	400,000	-	3,062,351	707,145	11,200	4,180,696
Senior Vice President	2018	400,000	-	2,418	849,412	11,000	1,262,830
Operations	2017	378,898	-	-	399,000	10,800	788,698

Johannes P. Boots(7)	2019	225,000	71,250	773,519	75,600	725,721	1,871,090
Former Senior Vice President	2018	450,000	71,250	2,418	432,000	156,638	1,112,306
and Chief Financial Officer	2017	353,750	-	-	621,937	165,389	1,141,076

______________________

(1)For Mr. Wolford, reflects a discretionary bonus received for 2018 pursuant to the terms of his Employment Agreement dated November 19, 2018, for Mr. Harris reflects a discretionary bonus received for 2019 performance, and for Mr. Boots, reflects payments of cash retention bonuses.
(2)As discussed in the Compensation Discussion and Analysis, the 2019 LTI awards were “front-loaded” awards. For 2019, the amounts reflect the aggregate grant date fair value of restricted stock units (“RSUs”) and performance share units (“PSUs”) awarded to the NEOs, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, as detailed in the table below. The grant date fair value of the RSUs was determined based on the closing price of our common shares on the day prior to the date of grant, and the grant date fair value of the PSUs was determined using a Monte Carlo simulation model to estimate the probable outcome of the conditions. The Monte Carlo model utilizes multiple inputs to produce distributions of TSR for the Company and each of the applicable peer companies to calculate the fair value. The grant date fair value of the PSUs assuming maximum payout of the award for each NEO is as follows: for Mr. Harris – $768,401; for Mr. Acuff – $998,483; for Ms. Buchanan – $1,480,714; and for Mr. Seeliger – $1,128,726. See the “Compensation Discussion and Analysis” and the “2019 Grants of Plan-Based Awards” table for more information about these awards.

Pacific Drilling| 2020 Proxy Statement | 48 |

	2019 Awards
Name	RSUs ($)	PSUs ($)
James W. Harris	849,821	768,401
Michael D. Acuff	1,710,518	998,483
Lisa Manget Buchanan	2,536,637	1,480,714
Anthony C. Seeliger	1,933,625	1,128,726
Johannes P. Boots	773,519	-

For 2018, the amounts reflect the grant date fair value of common shares issued to each of the named executive officers in December 2018 in connection with the Company’s emergence from Chapter 11 proceedings, and the time-based RSUs and performance-based RSUs received by Mr. Wolford in December 2018 in connection with joining the Company in November 2018. For the stock awards and the time-based RSUs, the grant date fair value was determined based on the closing price of our common stock on the date of grant, and for the performance-based RSUs granted to Mr. Wolford, which will vest only upon a change of control occurring on or before December 31, 2020, the grant date fair value was determined to be $0, given that this performance condition is not viewed as probable under ASC 718. There were no stock awards made to the NEOs in 2017.

(3)The amounts reflect (i) the annual incentive plan (“AIP”) cash payments earned based on the achievement of the pre-established goals for each year, (ii) payments made under the Key Employee Incentive Plan (“KEIP”) cash awards granted on August 24, 2018, and (iii) payments made under the Long-Term Incentive Cash (“LTIC”) awards granted during 2016 and 2017, as follows:

Name	Year	AIP ($)	KEIP ($)	LTIC ($)
Bernie G. Wolford Jr.	2019	640,080	-	-
	2018	-	-	-

James W. Harris	2019	137,818	-	-

Michael D. Acuff	2019	256,032	89,600	-
	2018	114,300	231,600	-
	2017	309,000	-	270,000

Lisa Manget Buchanan	2019	257,985	201,600	-
	2018	171,450	521,100	-
	2017	463,500	-	380,000

Anthony C. Seeliger	2019	256,032	179,200	271,913
	2018	114,300	463,200	271,912
	2017	309,000	-	90,000

Johannes P. Boots	2019	-	75,600	-
	2018	171,450	260,550	-
	2017	463,500	-	158,437

(4)For 2019, consists of (i) matching amounts paid under our 401(k) Plan, and (ii) for Mr. Boots, also includes severance benefits pursuant to the terms of his Separation Agreement with the Company ($694,122), a payment for earned vacation days ($19,712) and expatriate benefits ($2,887). See “Potential Payments Upon Termination or Change in Control – Separation Agreement with Mr. Boots” for more information.
(5)Mr. Wolford joined the Company on November 19, 2018.
(6)Mr. Harris joined the Company on July 22, 2019.
(7)Mr. Boots resigned from the Company effective June 30, 2019.

Pacific Drilling| 2020 Proxy Statement | 49 |

2019 Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards during the fiscal year ended December 31, 2019 to each of our Named Executive Officers.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Bernie G. Wolford Jr.
AIP		350,000	700,000	1,050,000	-	-	-	-	-
James W. Harris
AIP		168,750	337,500	506,250	-	-	-	-	-
RSUs	7/22/2019	-	-	-	-	-	-	101,775	849,821
PSUs	7/22/2019	-	-	-	0	101,775	203,550	-	768,401
Michael D. Acuff
AIP		140,000	280,000	420,000	-	-	-	-	-
RSUs	2/26/2019	-	-	-	-	-	-	110,356	1,710,518
PSUs	2/26/2019	-	-	-	0	54,354	108,708		998,483
Lisa Manget Buchanan
AIP		168,750	337,500	506,250	-	-	-	-	-
RSUs	2/26/2019	-	-	-	-	-	-	163,654	2,536,637
PSUs	2/26/2019	-	-	-	0	80,605	161,210		1,480,714
Anthony C. Seeliger
AIP		140,000	280,000	420,000	-	-	-	-	-
RSUs	2/26/2019	-	-	-	-	-	-	124,750	1,933,625
PSUs	2/26/2019	-	-	-	0	61,444	122,888		1,128,726
Johannes P. Boots
RSUs	3/26/2019	-	-	-	-	-	-	54,550	773,519

_______________________

(1)	Under the AIP, each executive had a target award based on a multiple of salary, with the amount to be earned based on the Company’s performance relative to defined goals established by the Compensation Committee and approved by the Board. The amounts reported represent the estimated threshold, target and maximum possible annual cash incentive payments that could have been received by each NEO pursuant to the AIP for 2019. The estimated amounts in the “Target” column reflect 100% of base salary for Mr. Wolford, 75% of base salary for Mr. Harris (although his award will be prorated) and Ms. Buchanan and 70% of base salary for Messrs. Acuff and Seeliger. For 2019, 80% of the AIP award for our NEOs could be earned based on our level of achievement of six operational and financial metrics, and the remaining 20% reflected a discretionary component. With respect to the operational and financial metrics, the Committee established threshold, target and stretch goals, and the executives could earn between 50% and 150% of the applicable target AIP award based on the level of achievement of the goal between the threshold and stretch levels. See the “Compensation Discussion and Analysis” for more information.
(2)These awards represent PSUs awarded as part of our long-term incentive program during 2019. Each of the NEOs, except Messrs. Wolford, Harris and Boots, received 33% of his or her target long-term award value in the form of PSUs. Mr. Harris received 50% of his target long-term award value in the form of PSUs and Mr. Boots did not receive PSUs. Mr. Wolford did not receive PSUs during 2019. In December 2018, in connection with joining the Company in November 2018, he received 400,000 RSUs, 200,000 of which represent a performance-based target award, which will vest and pay out between 0% and 100% of the target award in connection with a change of control of the Company occurring on or before December 31, 2020, based on the Company’s meeting certain performance targets on the date of such change of control. For the other NEOs, each PSU granted in 2019 is intended to be a three-year front-loaded award and represents a contingent right to receive a common share, with the final number of shares to be issued to our NEOs based on the Company’s relative total shareholder return measured against a peer group of companies over the three-year performance period ending on December 31, 2021. The NEOs (other than Mr. Wolford) may earn between 0% and 200% of the target PSU award based on achievement of the applicable performance goal. See the “Compensation Discussion and Analysis” for more information.
(3)Except for the RSUs granted to Messrs. Wolford and Boots, these awards represent RSUs awarded as part of our long-term incentive program during 2019, which settle in our common shares and are intended to be front-loaded

Pacific Drilling| 2020 Proxy Statement | 50 |

awards. Each of the NEOs, other than Messrs. Wolford, Harris and Boots, received 67% of his or her target long-term award value in the form of RSUs. Mr. Harris received 50% of his target long-term award value in the form of RSUs. The RSUs vest over a three-year period but will vest in full on the earlier of (i) the first anniversary of the consummation of a change of control, as defined in the 2018 Plan, based on continued employment or (ii) the date the NEO is terminated by the Company without cause or by the NEO with good reason on or after a change of control. As noted above, Mr. Wolford did not receive RSUs in 2019, having received 200,000 RSUs in December 2018 which will vest in equal installments on the second, third and fourth anniversaries of the date of grant. Mr. Boots received a grant of only RSUs as a retention award in connection with his Separation Agreement.

Outstanding Equity Awards at December 31, 2019

The following table sets forth certain information with respect to the value of all unvested RSUs, PSUs and performance-based RSUs previously awarded to the NEOs as of the end of the fiscal year ended December 31, 2019. There were no options outstanding at December 31, 2019.

	Stock Awards
Name	No. of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Bernie G. Wolford Jr.	200,000	816,000	200,000	816,000

James W. Harris	101,775	415,242	101,775	415,242

Michael D. Acuff	110,356	450,252	54,354	221,764

Lisa Manget Buchanan	163,654	667,708	80,605	328,868

Anthony C. Seeliger	124,750	508,980	61,444	250,692

Johannes P. Boots	--	--	--	--

_______________________

(1)Represents RSUs held by our NEOs, which will vest and pay out in our common shares as follows: (i) with respect to 200,000 of the RSUs held by Mr. Wolford, 1/3 on each of December 20, 2020, 2021 and 2022, (ii) with respect to the RSUs held by Mr. Harris, 20% on January 1, 2020 and 40% on each of January 1, 2021 and 2022, and (iii) with respect to all of the RSUs held by each of our other NEOs, 1/3 on each of January 1, 2020, 2021 and 2022.
(2)The market value of the unvested RSUs, PSUs and performance-based RSUs reflected in this table is based on the $4.08 closing market price per share of our common shares on December 31, 2019.
(3)Represents target PSUs held by the NEOs. The PSUs (other than those held by Mr. Wolford) will pay out in our common shares based on the Company’s relative total shareholder return measured against a peer group of companies over the three-year performance period ending December 31, 2021. The executives may earn between 0% and 200% of the target PSU award. In addition, Mr. Wolford’s total represents 200,000 performance-based RSUs, which vest and pay out in our common shares in connection with a change of control of the Company occurring on or before December 31, 2020. Mr. Wolford may earn between 0% and 100% of the performance-based RSUs based on the Company meeting certain performance targets on the date of such change of control. See the “Compensation Discussion and Analysis” for more information about these awards.

Pacific Drilling| 2020 Proxy Statement | 51 |

Stock Vested During 2019

The following table sets forth certain information regarding the vesting of RSUs during the fiscal year ended December 31, 2019. There were no stock options exercised during 2019.

Stock Awards
Name	No. of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Bernie G. Wolford Jr.	—	—
James W. Harris	—	—
Michael D. Acuff	—	—
Lisa Manget Buchanan	—	—
Anthony C. Seeliger	—	—
Johannes P. Boots	27,275	$343,665

_______________________

(1)The value realized on vesting of the RSUs is based on the closing sale price on the date of vesting or, if there were no reported sales on such date, on the last preceding date on which any reported sale occurred.

Potential Payments Upon Termination or Change of Control

Employment Agreement with Chief Executive Officer -- On November 19, 2018, the Company entered into an employment agreement with Mr. Wolford. Pursuant to the agreement, Mr. Wolford will remain employed until he resigns or his employment is terminated by the Company in accordance with the terms of the agreement. Under the employment agreement, Mr. Wolford receives an annual base salary of $700,000 and an annual target bonus opportunity of no less than 100% of annual base salary and a maximum value of 150% of annual base salary. He also received certain sign-on time-based RSUs and performance-based RSUs, which were granted in December 2018. The employment agreement includes a 12-month post-employment noncompetition covenant and a 24-month post-employment non-solicitation covenant with respect to employees, contractors, clients and suppliers. Mr. Wolford’s employment agreement provides for severance payments and benefits if the Company terminates his employment other than for cause or he terminates his employment for good reason, as defined in the agreement, subject to Mr. Wolford’s execution and non-revocation of a release of claims in favor of the Company, its subsidiaries and affiliates.

Under the terms of the employment agreement, if Mr. Wolford’s employment is terminated other than for cause (as defined in the employment agreement) or he terminates his employment for good reason (as defined in the employment agreement) other than during the 12-month period following the date of any change of control (the “Protection Period”), he will be entitled to the following:

●	a payment of (a) $4.0 million if such termination occurs prior to January 1, 2021, or (b) an amount equal to one and one-half times the sum of: (A) his base salary in effect immediately prior to the termination date, and (B) his target bonus established for the year in which the termination occurs, if such termination occurs on or after January 1, 2021, which payment shall be paid in installments over an 18-24-month period; and
●	automatic acceleration of the portion of the outstanding time-based RSUs that were granted to him in 2018 that are scheduled to vest on the next regularly scheduled vesting date following the termination date; and
●	reimbursement for up to 18 months for the difference between his COBRA premiums and the monthly employee contribution amount that active similarly situated employees of the Company pay for the same or similar coverage.

Pacific Drilling| 2020 Proxy Statement | 52 |

If Mr. Wolford’s employment is terminated during the Protection Period other than for cause or he terminates his employment for good reason regardless of whether such Protection Period occurs before or after January 1, 2021, he will be entitled to the following:

●	a payment of an amount equal to two times the sum of (A) his base salary in effect for the year of the date of termination, and (B) his target bonus established for the year in which the termination occurs, which payment shall be paid in installments over a 24-month period; and
●	automatic acceleration of all outstanding time-based RSUs that have been granted to him and acceleration of the payout of any earned performance-vested RSUs; and
●	reimbursement for up to 18 months for the difference between his COBRA premiums and the monthly employee contribution amount that active similarly situated employees of the Company pay for the same or similar coverage.

For purposes of the employment agreement, “good reason” includes a material reduction of the executive’s base salary, a material diminution in the executive’s duties and status, changes in the location at which the executive is based and certain breaches of the agreement. The definition of a “change of control” for purposes of the agreement would be deemed to occur upon the acquisition by any person or group of 60% or more of our outstanding shares, consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets. Finally, for purposes of the agreement, “cause” includes the executive’s breach of the agreement or certain policies of the Company, felony conviction, knowing falsification of reports filed with the SEC or any exchange on which our shares are listed, or failure to perform his or her duties as instructed by the board.

Employment Agreement with Chief Financial Officer -- On July 22, 2019, the Company entered into an employment agreement with Mr. Harris. The agreement has an initial term of two years, which term is automatically extended for successive two-year terms unless either party gives written notice to the other not later than 90 days prior to the expiration of the then-current term. Under the employment agreement, Mr. Harris receives an annual base salary of $450,000 and an annual target bonus opportunity of no less than 75% of annual base salary and a maximum value of 112.5% of annual base salary. He also received certain sign-on equity awards consisting of the RSUs and PSUs, which were generally consistent with awards granted to our other executive officers during 2019. The employment agreement includes a 12-month post-employment noncompetition covenant and a 12-month post-employment non-solicitation covenant with respect to employees, contractors, clients and suppliers. Mr. Harris’ employment agreement provides for severance payments and benefits if the Company terminates his employment other than for cause or he terminates his employment for good reason, as defined in the agreement, subject to Mr. Harris’ execution and non-revocation of a release of claims in favor of the Company, its subsidiaries and affiliates.

Under the terms of the employment agreement, if Mr. Harris’ employment is terminated other than for cause (as defined in the employment agreement) or he terminates his employment for good reason (as defined in the employment agreement) other than during the 12-month period following the date of any change of control (the “Protection Period”), he will be entitled to the following:

●	a lump sum payment equal to the sum of (i) an amount equal to one and one-half times the sum of: (A) his base salary in effect immediately prior to the termination date, and (B) his target bonus established for the year in which the termination occurs, and (ii) an amount equal to the Company contributions that would be made for 12 months of benefits.

If Mr. Harris’ employment is terminated during the Protection Period other than for cause or he terminates his employment for good reason, he will be entitled to the following:

●	If a change of control occurs prior to July 22, 2020, a lump sum payment of an amount equal to the sum of (i) his base salary in effect immediately prior to the termination date, (ii) his target bonus established for the year in which the termination occurs, and (iii) an amount equal to the Company contributions that would be made for 12 months of benefits;

Pacific Drilling| 2020 Proxy Statement | 53 |

●	If a change of control occurs on or after July 22, 2020 but prior to July 22, 2021, a lump sum payment of an amount equal to (i) one and one-half times the sum (A) his base salary in effect immediately prior to the termination date, and (B) his target bonus established for the year in which the termination occurs, and (ii) an amount equal to the Company contributions that would be made for 18 months of benefits; and
●	If a change of control occurs on or after July 22, 2021, a lump sum payment of an amount equal to (i) two times the sum (A) his base salary in effect immediately prior to the termination date, and (B) his target bonus established for the year in which the termination occurs, and (ii) an amount equal to the Company contributions that would be made for 24 months of benefits.

For purposes of the employment agreement, “good reason” includes a material reduction of the executive’s base salary, a material diminution in the executive’s duties and status, changes in the location at which the executive is based and certain breaches of the agreement. The definition of a “change of control” for purposes of the agreement would be deemed to occur upon the acquisition by any person or group of 60% or more of our outstanding shares, consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets. Finally, for purposes of the agreement, “cause” includes the executive’s breach of the agreement or certain policies of the Company, felony conviction, knowing falsification of reports filed with the SEC or any exchange on which our shares are listed, or failure to perform his or her duties as instructed by the board.

Severance and Change of Control Agreements with Other NEOs -- We have entered into severance and change of control agreements with each current Named Executive Officer other than Messrs. Wolford and Harris (the “Severance Agreements”). In connection with our Chapter 11 bankruptcy proceedings, each such executive waived his or her right to claim that our emergence from bankruptcy triggered a change of control of the Company (as defined in the Severance Agreements.) Other than as subject to the waivers, under the terms of the Severance Agreements and the applicable award agreements, if at any time prior to a change of control of the Company (as defined in the Severance Agreements), the Company terminates the executive’s employment other than for cause (as defined in the Severance Agreements) or the executive terminates his or her employment for good reason (as defined in the Severance Agreements), the executive will be entitled to the following:

●	a lump sum payment equal to the sum of (i) an amount equal to one year of the executive’s annual base salary in effect for the year of the date of termination, (ii) an amount equal to a pro-rated portion of the target bonus established for the executive for the year in which the termination occurs calculated through the date of termination, and (iii) an amount equal to the Company contributions that would be made for 12 months of benefits; and
●	retention of the LTIC awards and awards under the KEIP, which awards will pay out a pro-rated portion if and when the applicable performance conditions are satisfied; and
●	automatic acceleration of the vesting of any stock options, restricted stock, RSUs or PSUs that may be granted to the officer that are scheduled to vest within one year following the date of termination.

If a change of control of the Company occurs and the Company terminates the executive’s employment other than for cause, or the executive terminates his or her employment for good reason, during the 18-month period following the date of the change of control, the executive will be entitled to the following:

●	a lump sum payment equal to the sum of (i) an amount equal to two times the sum of: (A) the executive’s base salary in effect for the year of the date of termination, and (B) the target bonus established for the executive for the year in which the termination occurs, and (ii) an amount equal to the contributions that would be made for 24 months of benefits; and
●	automatic acceleration of the vesting of all unvested stock options, restricted stock, RSUs, PSUs, LTIC awards or target awards under the KEIP that were granted to the executive.

Pacific Drilling| 2020 Proxy Statement | 54 |

The Severance Agreements also include standard non-competition and non-solicitation language for a period of six months following termination of employment, as well as customary confidentiality and non-disparagement covenants.

For purposes of the Severance Agreements, “good reason” includes a material reduction of the executive’s base salary, a material diminution in the executive’s duties and status, changes in the location at which the executive is based and certain breaches of the agreement. The definition of a “change of control” for purposes of the agreements would be deemed to occur upon the acquisition by any person or group of 50% or more of our outstanding shares, consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets, or upon the individuals constituting our Board ceasing to constitute at least a majority of the Board. Finally, for purposes of the agreements, “cause” includes the executive’s breach of the agreement or certain policies of the Company, felony conviction, knowing falsification of reports filed with the SEC or any exchange on which our shares are listed, or failure to perform his or her duties as instructed by the board.

The agreements have an initial term of two years, which terms are automatically extended for successive two-year terms unless either party gives written notice to the other not later than 90 days prior to the expiration of the then-current term. The current term of the Severance Agreements will end on December 31, 2021 subject to the automatic renewal provision described above. Notwithstanding any non-extension notice given by the Company, (a) if a change of control occurs during the term of the Severance Agreement, the agreement shall continue in effect through the second anniversary of the change of control, and (b) the executive will continue to be entitled to the benefits of the agreement if a termination by the Company without “cause” or by the executive with “good reason” occurs during the two-year period beginning with January 1 of the year following the date of the non-extension notice.

No tax gross-ups. Neither of the employment agreements nor any of the Severance Agreements contain “gross-up” provisions in the event that any payment to one of the covered executives would be subject to any excise tax under Section 4999 of the Internal Revenue Code.

Incentive Award Agreements – Impact of Termination of Employment and Change of Control. The terms of our outstanding equity- and cash-based incentive award agreements (which include RSUs, PSUs, performance-based RSUs, and LTIC awards) generally provide for the following in connection with an award recipient’s termination of employment or a change of control (as defined in the stock incentive plan).

●	RSUs – Upon a change of control, any unvested RSUs shall continue to vest in accordance with the original vesting schedule but will become 100% vested upon the earlier of (i) the first anniversary of the change of control, or (ii) the award recipient’s termination of employment if he or she is terminated without cause or if he or she terminates for good reason on or after the change of control. Upon an award recipient’s termination of employment without cause or if he or she terminates for good reason prior to a change of control, any unvested RSUs scheduled to vest within 12 months will immediately vest. Upon an award recipient’s termination of employment under any other circumstances, any unvested RSUs are immediately forfeited.
●	PSUs – Upon a change of control occurring prior to December 31, 2021, the performance period applicable to the PSUs will end and the level of achievement of the performance goal and the percentage of earned PSUs will be determined as of the date of the change of control. The earned PSUs will vest and pay out as follows: 75% shall vest and be settled within 30 days after the date of a change of control and the remaining 25% will become fully vested (subject to continued employment except as otherwise provided herein) on the earlier of (i) December 31, 2021, (ii) the first anniversary of the change of control, or (iii) the award recipient’s termination of employment if he or she is terminated without cause or if he or she terminates for good reason on or after the change of control.
●	Mr. Wolford’s Sign on RSUs and Performance-Based RSUs – Mr. Wolford’s RSUs and performance-based RSUs granted in December 2018 in connection with the execution of his employment agreement provide for the following:

Pacific Drilling| 2020 Proxy Statement | 55 |

-	RSUs: Upon a change of control, any unvested RSUs shall continue to vest in accordance with the original vesting schedule but will become 100% vested upon the earlier of (i) the first anniversary of the change of control, or (ii) Mr. Wolford’s termination of employment by the Company without cause or if he terminates for good reason on or after the change of control. If Mr. Wolford’s employment is terminated by the Company without cause or if he terminates for good reason prior to a change of control, any unvested RSUs scheduled to vest within 12 months will immediately vest. Upon Mr. Wolford’s termination of employment under any other circumstances, any unvested RSUs are immediately forfeited.
-	Performance-Based RSUs: The vesting of the performance-based RSUs is only triggered by a change of control, occurring on or before December 31, 2020 with the number of RSUs vesting (between 0% and 100%, referred to as the “earned RSUs”) determined by reference to an IRR calculation on the date of the change of control. The IRR is determined by the actual annual pre-tax return of specified percentages, compounded annually, on a specified deemed share price. The earned PSUs will vest and pay out as follows: 75% shall vest and be settled within 30 days after the date of the change of control and the remaining 25% will become fully vested on the earlier of (i) the first anniversary of the consummation of the change of control, or (ii) Mr. Wolford’s termination of employment if he is terminated without cause or he terminates for good reason on or after the change of control.
●	Cash Awards:
-	2017 LTIC Awards: Upon a change of control, the performance metrics will be considered to be met and the unvested cash award will become fully vested on the effective date of the change of control, with payout as follows: 50% of each outstanding tranche will be paid within 5 days of the change of control and the remaining 50% of each outstanding tranche to be paid on the remaining “earliest payment date” applicable to such tranche as outlined in the award agreement, or, if earlier, on the award recipient’s termination date if he or she is terminated without cause or terminates for good reason prior to the sixth month anniversary of such change of control. Upon an award recipient’s termination of employment without cause or if he or she terminates for good reason prior to a change of control, then the portion of any unvested LTIC award that is earned will vest upon the Committee’s certification of the applicable performance metrics, if achieved by the outside date under the agreement. Upon an award recipient’s termination of employment under any other circumstances, any unvested portions of the LTIC award are immediately forfeited.
-	2019 Retention Awards: Upon a change of control, the Retention Awards shall continue to vest in accordance with the original vesting schedule but will become 100% vested upon the award recipient’s termination of employment if he or she is terminated without cause or if he or she terminates for good reason within six months after the change of control. Any other termination of employment will result in forfeiture of the unvested Retention Awards.

___________________________

The following table quantifies the potential payments to our current NEOs under the contracts, arrangements or plans discussed above for various scenarios involving a change of control or termination of employment.

In accordance with SEC rules, the information below assumes a change of control or termination date of December 31, 2019 and reflects the arrangements in effect at that time. We have used the closing price of our common shares of $4.08 on December 31, 2019, as reported on the NYSE, for purposes of calculating the value of the unvested and accelerated RSUs, PSUs and performance-based RSUs.

Pacific Drilling| 2020 Proxy Statement | 56 |

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

	B. Wolford	J. Harris	M. Acuff	L. Buchanan	A. Seeliger
Change in Control
Accelerated RSUs	$—	—	—	—	—
Accelerated PSUs	816,000	311,432	166,323	246,651	188,019
Total	$816,000	311,432	166,323	246,651	188,019

Involuntary Termination without Cause or Termination by Executive with Good Reason prior to Change in Control
Cash severance payment	$4,000,000	1,181,250	680,000	787,500	861,913
Accelerated RSUs	272,001	83,048	150,083	222,568	169,659
Accelerated PSUs	—	—	—	—	—
Continued health, disability and life insurance benefits	31,766	22,771	22,771	14,909	22,771
Total	$4,303,767	1,287,069	852,854	1,024,977	1,054,343

Involuntary Termination without Cause or Termination by Executive with Good Reason following Change in Control
Cash severance payment	$2,800,000	787,500	1,360,000	1,575,000	1,541,913
Accelerated RSUs	816,000	415,242	450,252	667,708	508,980
Accelerated PSUs	816,000	415,242	221,764	328,868	250,692
Continued health, disability and life insurance benefits	31,766	22,771	45,542	29,819	45,542
Total	$4,463,766	1,640,755	2,077,558	2,601,395	2,347,127

Separation Agreement with Mr. Boots. Mr. Boots departed from the Company effective June 30, 2019. On March 26, 2019, Mr. Boots and the Company entered into a Separation Agreement to provide for the orderly transition of Mr. Boots’ departure. Pursuant to the terms of the Separation Agreement, upon his termination of employment and execution of a waiver and release in favor of the Company, Mr. Boots received the following severance benefits: (a) a severance payment of $694,122, (b) vesting of 27,275 RSUs, which vested upon his termination pursuant to the terms of the RSU agreement, (c) retention of a pro-rata portion of his KEIP award granted in 2018 and his LTIC awards granted in 2016 and 2017, which remained subject to the applicable performance conditions, and (d) payment of the final installment of his 2017 retention bonus due in 2019. For six months following his termination, Mr. Boots remained subject to certain nondisclosure, noncompetition, nonsolicitation and assistance with claims obligations.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Mr. Wolford. For 2019:

●	the annual total compensation of the employee identified at median of our Company (other than our CEO) was $145,330; and
●	the annual total compensation of Mr. Wolford, as reflected in the 2019 Summary Compensation Table above, was $1,352,480.

Based on this information, for 2019 the ratio of the annual total compensation of Mr. Wolford to the median of the annual total compensation of all employees was estimated to be approximately 9 to 1.

This pay ratio is a reasonable estimate calculated in accordance with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and

Pacific Drilling| 2020 Proxy Statement | 57 |

assumptions that reflect their particular compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of Mr. Wolford and our median employee, we used the following methodology, material assumptions, adjustments and estimates:

●	We identified our median-compensated employee from all full-time, part-time and temporary workers (with the exception of our non-U.S., local, shore-based employees as described below) who were included as employees on our payroll records as of December 31, 2019, based on actual base salary, overtime and bonuses paid for calendar year 2019. We believe the use of such cash compensation for all employees is a consistently-applied compensation measure because we do not widely distribute equity awards to employees.
●	We determined that, as of December 31, 2019, our employee population for purposes of this pay ratio calculation consisted of approximately 756 individuals globally.
●	Compensation for newly-hired employees who worked less than a full year was annualized. We did not make any cost of living adjustments in identifying the median employee.
●	We excluded our non-U.S., local, shore-based employees as permitted under SEC’s 5% “de minimis exemption.” Pursuant to this exemption, we have excluded two (2) employees in Luxembourg, one (1) employee in Brazil and four (4) employees in Nigeria.
●	After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2019 Summary Compensation Table.

Pacific Drilling| 2020 Proxy Statement | 58 |

Proposal No. 9: Advisory Vote on the Compensation of Our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with Section 14A of the Securities Exchange Act of 1934. This vote (commonly referred to as a "say-on-pay" vote) is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee.

Our Board and the Compensation Committee value the opinion of our shareholders and will consider the outcome of the vote when evaluating our executive compensation program. The vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our NEOs and our compensation philosophy and practices as disclosed under the "Executive Officer Compensation" section of this proxy statement. This disclosure includes the compensation tables and narrative discussion following the compensation tables.

RESOLVED, that the shareholders of Pacific Drilling S.A. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement for the 2020 annual meeting of shareholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

In considering how to vote on this proposal, we encourage you to review the relevant disclosures in this proxy statement, especially the Compensation Discussion and Analysis, which contain detailed information about our executive compensation program.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see "Questions and Answers about the Proxy Materials, Annual Meeting and Voting."

Recommendation of the Board of Directors

✔	OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Pacific Drilling| 2020 Proxy Statement | 59 |

Proposal No. 10: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The Dodd-Frank Act provides that shareholders must be given the opportunity to vote, on a nonbinding, advisory basis, as to their preference on how frequently we should seek advisory votes on the compensation of our named executive officers as disclosed in this proxy statement. We refer to this vote as the “say-on-frequency” vote. Accordingly, we are asking our shareholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on the compensation of our named executive officers to occur every one, two or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

The say-on-frequency vote is required to be offered to our shareholders at least once every six years. This is our initial say-on-frequency vote, and we will hold our next say-on-frequency vote in 2026.

Our Board recommends that the advisory vote on the compensation of our named executive officers be held every year so that shareholders may provide timely, direct input on our executive compensation program. Our Board also believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

Although the “say-on-frequency” vote is advisory and non-binding, our Board and the Compensation Committee will carefully consider the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation.

Vote Required

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board. Because this advisory vote has three possible substantive responses (every year, every two years, or every three years), we will consider shareholders to have “approved” the frequency selected by a plurality of the votes cast. For more information on the voting requirements, see “Questions and Answers About the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔	OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR.

Pacific Drilling| 2020 Proxy Statement | 60 |

Audit Committee Report

The Audit Committee is currently composed of three directors, David N. Weinstein, as Chairman, W. Matt Ralls and John V. Simon, all of whom are independent, as defined by SEC rules and in the NYSE listing standards. In addition, the Board has determined that Mr. Weinstein qualifies as an “audit committee financial expert,” as such term is defined by the rules of the SEC. The Audit Committee has adopted a written charter approved by the Board. The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities relating to (1) the Company’s accounting practices; (2) the integrity of the Company’s financial statements; (3) the Company’s compliance with legal and regulatory requirements; (4) the qualifications, independence, and performance of the Company’s registered public accounting firm; and (5) the internal audit function.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee’s responsibility is to monitor and review this process, but it is not responsible for developing and consistently applying the Company’s accounting principles and practices, preparing and maintaining the integrity of the Company’s financial statements and maintaining an appropriate system of internal controls, nor is it responsible for auditing the Company’s financial statements and the effectiveness of internal control over financial reporting, or reviewing the Company’s unaudited interim financial statements. Those are the responsibilities of management and the Company’s independent auditor, respectively.

During 2019, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee reviewed and discussed with management and KPMG LLP, the Company’s independent auditor, management’s report on internal control over financial reporting and KPMG’s report on their audit of the Company’s internal control over financial reporting as of December 31, 2019, both of which are included in the Company’s 2019 annual report.

Appointment of Independent Auditor; Financial Statement Review

In February 2019, in accordance with the Audit Committee’s charter, the Audit Committee appointed KPMG as the Company’s independent auditor for the fiscal year ended December 31, 2019. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019 with management and KPMG. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and KPMG provided an opinion to the same effect.

The Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with KPMG their independence from the Company and management. We have also discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, we have discussed with KPMG the overall scope and plans for their audit and have met with them and management to discuss the results of their examination, their understanding and evaluation of the Company’s internal controls as they considered necessary to support their opinion on the financial statements for the fiscal year ended December 31, 2019, and various factors affecting the overall quality of accounting principles applied in the Company’s financial reporting. KPMG also met with us without management being present to discuss these matters.

In reliance on these reviews and discussions, we recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in the Company’s annual report on Form 10-K for filing with the SEC.

David N. Weinstein (Chairman)

W. Matt Ralls

John V. Simon

Pacific Drilling| 2020 Proxy Statement | 61 |

Independent Auditor

Fees and Related Disclosures for Accounting Services

The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by KPMG LLP and its affiliates, our principal accountant, for the periods indicated:

	2019	2018
	(in thousands)
Audit Fees	$1,778	$2,146
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,778	$2,146

(a)	Audit fees represent professional services rendered for the audit of our annual consolidated financial statements and services provided by the principal accountant in connection with statutory and regulatory filings or engagements.
(b)	Audit-related fees consist of assurance and related services rendered by the principal accountant related to the performance of the audit or review of our consolidated financial statements, which have not been reported under audit fees above.
(c)	Tax fees represent fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
(d)	All other fees include services other than audit fees, audit-related fees and tax fees set forth above.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent auditor.

Audit Committee’s Pre-Approval Policies and Procedures

In order to monitor the continued independence of the Company’s independent auditor, the Audit Committee has adopted in its charter a policy requiring that the Committee pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors, with the pre-approval to be given by the Committee or pursuant to a policy approved by the Committee. The Committee has adopted a pre-approval policy. Under the policy, the Audit Committee annually retains an independent auditor and pre-approves the scope of all audit services and specified services related to the audit, such as reviews of the Company’s financial statements included in its quarterly reports on Form 10-Q. The Chair or the full Committee must pre-approve the independent auditor’s engagement with respect to registration statements and comfort letters. Non-audit services may be pre-approved by the Chair of the Committee after the Company’s chief accounting officer and the independent auditor determine that a project is appropriate and permissible. Any decision of the Audit Committee Chair pursuant to the pre-approval policy must be reported to the full Audit Committee at its next scheduled meeting.

All services provided by the principal independent auditors for the years ended December 31, 2019 and 2018 were approved by the Audit Committee pursuant to its charter and the pre-approval policy.

Pacific Drilling| 2020 Proxy Statement | 62 |

Proposal No. 11: Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021

In March 2020, in accordance with its charter, our Audit Committee re-appointed KPMG LLP as the Company’s independent auditor to audit our consolidated financial statements for the year 2020 prepared in accordance with U.S. GAAP and the U.S. federal securities laws. In addition, our Audit Committee re-appointed KPMG Luxembourg as the Company’s independent auditor to audit our stand-alone audited and unconsolidated annual accounts for 2020 prepared in accordance with Luxembourg GAAP and to audit our consolidated financial statements for 2020 prepared in accordance with U.S. GAAP, including a footnote reconciliation between the U.S. GAAP equity position and Luxembourg GAAP, in accordance with Luxembourg law. Our Board and the Audit Committee seek shareholder approval of the Audit Committee’s re-appointment of KPMG LLP and KPMG Luxembourg as our independent auditors to audit such financial statements for the year 2020. If our shareholders do not approve the re-appointments of KPMG LLP and KPMG Luxembourg, our Audit Committee will reconsider these re-appointments. Representatives of KPMG LLP and KPMG Luxembourg will not attend the 2020 Annual General Meeting, and therefore, will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions at the meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

✔

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-APPOINTMENT OF KPMG LLP AND KPMG LUXEMBOURG, RÉVISEUR D’ENTREPRISES AGRÉÉ, AS INDEPENDENT AUDITORS OF THE COMPANY UNTIL THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD IN 2021.

Pacific Drilling| 2020 Proxy Statement | 63 |

Certain Transactions

Related Party Transactions Policies and Procedures

The Board has adopted written policies and procedures with respect to related party transactions, which provide that any transaction, arrangement or relationship in which the Company is or will be a participant and in which a director, executive officer or other related person has or will have a direct or indirect interest, with limited exceptions, must be reviewed and approved, or ratified, by the Audit Committee, or in certain circumstances, the Chair of the Audit Committee. Any such related party transactions will only be approved or ratified if the Audit Committee, or Chair as applicable, determines that such transaction is in the best interests of the Company and its shareholders. The Chair of the Audit Committee reports to the Audit Committee at its next meeting any approval under the policy given pursuant to the authority delegated to the Chair under the policy. The Audit Committee will also, on an annual basis, review and assess ongoing relationships with each related person to ensure that they continue to be in compliance with such policy.

Governance Agreement

The Company has entered into a Governance Agreement dated as of November 19, 2018 with certain holders of its shares, defined therein as the Avenue Parties, the SVP Parties, and the Other Lenders.

Nomination Provisions. Pursuant to the Governance Agreement, until the Nomination Termination Time, defined below, the Avenue Parties have the right to nominate one Class B Director, the SVP Parties have the right to nominate one Class B Director and the Other Lenders have the right to nominate one Class B Director. Each of such parties also has the right to fill a vacancy with respect to its Class B director nominee.

The “Nomination Termination Time” means the first such time that it becomes known to the Company that any of (i) the Avenue Parties (collectively and in the aggregate with each other), (ii) the SVP Parties (collectively and in the aggregate with each other) or (iii) the Other Lenders (collectively and in the aggregate with each other), hold, beneficially or of record, and have the power to vote or direct the voting of, 10% or less (the “Ownership Threshold”) of the then issued and outstanding shares of the Company. Whichever of the Avenue Parties, SVP Parties or Other Lenders, as applicable, whose holdings of shares of the Company first becomes known to the Company to cease to exceed the Ownership Threshold is referred to as the “Triggering Party.”

During the period beginning at the Nomination Termination Time and ending at the convening of the first general meeting after the Nomination Termination Time, if the Board requests in writing the resignation of the former Class B director who was nominated by the Triggering Party, then each of the Avenue Parties, SVP Parties and Other Lenders has agreed to take all necessary actions to cause such director to resign or otherwise be removed from office as a director.

Each of the Avenue Parties and the SVP Parties agreed with one another to cooperate in facilitating the actions and rights in the Governance Agreement, including voting their Company common shares in favor of their respective Class B director nominees. The Company agreed to cooperate in facilitating the actions and rights in the Governance Agreement, including providing the highest level of support for the election of the Class B director nominees as it provides to any other individual standing for election as part of the Company’s slate of directors.

Board Observer Rights. The parties to the Governance Agreement (each, an “Observer Shareholder”) each have the right to designate a Board observer until the first such time that it becomes known to the Company that an Observer Shareholder (together with its Permitted Transferees as defined in the agreement) ceases to hold beneficially or of record and have the power to vote or direct the voting of, at least such Observer Shareholder’s Original Percentage Threshold. “Original Percentage Threshold” means, with respect to any Observer Shareholder, the lesser of (a) five percent (5%) of the issued and outstanding shares of the Company or (b) fifty percent (50%) of the shares of the Company such Observer Shareholder together with its Permitted Transferees collectively held, beneficially or of record, and had the power to vote or direct the voting of, at the close of

Pacific Drilling| 2020 Proxy Statement | 64 |

business on the date of the Governance Agreement. The SVP Parties have exercised this right and have designated a Board observer to our Board.

Additional Share Capital Authorization. Each of the Company, the Avenue Parties and the SVP Parties has agreed with one another that it will take all necessary actions to cause the Articles to be amended as promptly as practicable, following a request therefor by any of the Company, the Avenue Parties or the SVP Parties, to provide for the authority of the Board to increase the Company’s then current share capital once or more up to $1.0 million (represented by up to an aggregate of 100.0 million authorized shares) (such amount including the current share capital of the Company of $825,000) by the issue of new shares having the same rights as the existing shares, or without any such issue.

Waiver of Corporate Opportunity. The agreement contains a broad corporate opportunity waiver by the Company in favor of the shareholders party to the agreement and certain related persons as described in the agreement.

Confidential Information. The Class B directors and Board observers may, upon request of the party that designated them, share Company confidential information with the designating party, subject to the designating party entering into a confidentiality agreement with the Company.

The foregoing description of the Governance Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Governance Agreement, which is incorporated by reference as an Exhibit to our 2019 annual report.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement, dated as of November 19, 2018 with Quantum Pacific (Gibraltar) Limited and the shareholders party to the Governance Agreement, with respect to the Registrable Securities (as defined in the Registration Rights Agreement). Pursuant to the agreement, the Company filed a registration statement on Form F-1, declared effective on December 26, 2018, and included in it the Registrable Securities of each holder who requested inclusion therein of some or all of such holder’s Registrable Securities. In March 2019, the Company filed a registration statement on Form F-3, declared effective on March 22, 2019, which combined the unsold common shares previously registered with an additional number of shares entitled to be registered, to enable an aggregate of 54,772,274 common shares to be offered pursuant to the combined prospectus contained in the registration statement on Form F-3. In connection with the Company no longer qualifying to report under the U.S. federal securities laws as a foreign private issuer effective January 1, 2020, promptly after filing its 2019 annual report on Form 10-K, the Company filed a registration statement on Form S-3, declared effective by the SEC on March 23, 2020, which combined the unsold common shares previously registered with an additional number of shares entitled to be registered, to enable an aggregate of 53,735,153 common shares to be offered pursuant to the combined prospectus contained in the registration statement on Form S-3.

The shelf registration statement may be amended, among other things, under the circumstances specified in the agreement, to register Registrable Securities that were not previously included in the shelf registration statement and must be amended or replaced by an automatic shelf registration statement if and after the Company becomes eligible to use one. The Company will use its reasonable best efforts to keep the shelf registration statement continuously effective. The agreement also contains provisions permitting underwritten shelf resale transactions with an anticipated aggregate offering price to the public of at least $150.0 million.

In addition, the agreement grants certain demand registration rights to parties beneficially owning at least 10% of the Company’s shares, provided that the anticipated aggregate offering price to the public is at least $150.0 million or at least 20% of the then-outstanding Registrable Securities (for the party exercising the demand registration right along with other holders entitled to have their shares registered along with the initiating holder). The agreement also contains customary “piggyback” registration rights if the Company proposes to file a registration statement with respect to an offering of its shares.

Pacific Drilling| 2020 Proxy Statement | 65 |

The agreement contains customary conditions, restrictions, suspension periods, blackout periods and ancillary requirements and customary indemnification and contribution provisions. The Company will generally pay all registration expenses other than underwriting fees, discounts, commissions, transfer taxes or similar taxes or charges. The agreement terminates with respect to any holder when the holder ceases to hold Registrable Securities (except with respect to certain indemnification and information rights).

The foregoing description of the Registration Rights Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, which is incorporated by reference as an Exhibit to our 2019 annual report.

Pacific Drilling| 2020 Proxy Statement | 66 |

Questions and Answers about the Proxy Materials, Annual General Meeting and Voting

Why am I receiving these proxy materials?

Our Board is soliciting your proxy to vote at our 2020 Annual General Meeting of shareholders because you owned our common shares at the close of business on April 3, 2020, the record date for the Annual General Meeting, and, therefore, are entitled to vote at the Annual General Meeting. Due to the Coronavirus crisis, you may not attend the Annual General Meeting in person to vote your common shares. This proxy statement, along with the 2019 annual report, have been made available to shareholders on or about April 20, 2020. We have made these materials available to you on the internet. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual General Meeting by submitting your proxy or voting instructions prior to the Annual General Meeting.

Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we are permitted to furnish proxy materials, including this proxy statement and our 2019 annual report, to shareholders by providing access to these documents on the internet instead of mailing printed copies. Shareholders will not receive printed copies of the proxy materials unless requested. Instead, the notice of internet availability provides instructions on how to access and review the proxy materials on the internet. The notice also provides instructions on how to submit your proxy and voting instructions via the internet. If you would like to receive a printed or email copy of our proxy materials, please follow the instructions for requesting the materials in the notice.

When and where will the Annual General Meeting be held?

The Annual General Meeting will be held at 10:00 a.m., local Luxembourg time, on Tuesday, June 2, 2020, at the Registered Office of the Company located at 8-10 Avenue de la Gare, L-1610 Luxembourg. Due to the current Coronavirus crisis, and pursuant to emergency measures enacted by the Government of Luxembourg (in particular, the Grand Ducal Regulation dated 20 March 2020), the Company has determined that shareholders shall participate in, and exercise their voting rights with respect to, the Annual General Meeting exclusively by voting by proxy or in electronic format.

Who is soliciting my proxy?

Our Board, on behalf of the Company, is soliciting your proxy to vote your common shares on all matters scheduled to come before the 2020 Annual General Meeting of shareholders. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions via the internet, you are authorizing the proxy holders to vote your common shares at the Annual General Meeting as you have instructed (or in their best judgement as provided below).

Pacific Drilling| 2020 Proxy Statement | 67 |

On what matters will I be voting? How does the Board recommend that I cast my vote?

At the Annual General Meeting, you will be asked to vote on the matters described in the table below, and the Board recommends that you vote as set forth next to each matter:

Item	Description	Board Vote Recommendation
1

Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”)

FOR
2

Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”)

FOR
3	Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019	FOR
4

Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019

FOR
5

Acknowledgement of the resignation of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates

FOR
6	Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020	FOR nominee
7	Approval of compensation of the Class A members of the Board for 2020	FOR
8

Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.

FOR each nominee
9	Advisory vote to approve the compensation of the Named Executive Officers	FOR
10	Advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers	ONE YEAR
11

Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021

FOR

We do not expect any matters to be presented for action at the Annual General Meeting other than the matters described in this proxy statement. However, by signing, dating and returning a proxy card or submitting your proxy and voting instructions via the internet, you will give to the persons named as proxies discretionary voting authority, to the full extent permitted by the U.S. federal securities laws and Luxembourg law, with respect to any matter that may properly come before the Annual General Meeting. The proxies will vote on any such matter in accordance with their best judgment.

How many votes may I cast?

You may cast one vote for every common share that you owned on April 3, 2020, the record date for the Annual General Meeting.

Pacific Drilling| 2020 Proxy Statement | 68 |

How many common shares are eligible to be voted?

As of April 3, 2020, we had 75,198,547 common shares outstanding. Each common share outstanding as of the record date for the Annual General Meeting will entitle the holder thereof to one vote.

How many common shares must be present to hold the Annual General Meeting?

Under Luxembourg law, there is no quorum requirement for the Annual General Meeting and resolutions are passed by the affirmative vote of a majority of the votes cast on each proposal. The scrutineer, who will be appointed by the bureau of the Annual General Meeting will determine the shareholders of record who are present at the Annual General Meeting by proxy and who will be counted as present at the Annual General Meeting for voting purposes on any or all of the proposals. If you are a beneficial owner (as defined below) of our common shares, even if you do not instruct your bank, broker, trustee or other nominee how to vote your shares on any of the proposals, if your bank, broker, trustee or other nominee submits a proxy as the record holder with respect to your shares on a matter with respect to which discretionary voting is permitted, your shares will be counted as present at the Annual General Meeting, but will not be counted for voting.

How do I vote?

Shareholders of Record

If your common shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are the shareholder of record of those shares and these proxy materials have been made available to you by us. You may submit your proxy and voting instructions via the internet or mail as further described below. Your proxy, whether submitted via the internet or mail, authorizes each of our chief financial officer and our general counsel and secretary to act as your proxies at the Annual General Meeting and at any adjournment of the meeting, each with the power to appoint his or her substitute, and to represent and vote your common shares as you directed, if applicable.

●	Submit Your Proxy and Voting Instructions via the Internet at: http://www.astproxyportal.com/ast/22501/
	◾	Use the internet to submit your proxy and voting instructions 24 hours a day, seven days a week until 11:59 p.m., U.S. Central Time, on Thursday, May 28, 2020.
	◾	Please have your proxy card available and follow the instructions on the proxy card.

●	Submit Your Proxy and Voting Instructions by Mail
	◾	Obtain a printed copy of the proxy card in the manner described in the notice of internet availability.
	◾	Complete, date and sign your proxy card and return it in the envelope provided.

If you submit your proxy and voting instructions via the internet, you do not need to mail a proxy card. The proxies will vote your common shares at the Annual General Meeting as instructed by the latest dated proxy received from you, whether submitted via the internet or mail.

For a discussion of the treatment of a properly signed and dated proxy card without voting instructions on any or all of the proposals, please see the question below titled “What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?”

Beneficial Owners

If your common shares are held in a stock brokerage account by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being

Pacific Drilling| 2020 Proxy Statement | 69 |

forwarded to you by your bank, broker, trustee or other nominee that is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your common shares via the internet or telephone, if the bank, broker, trustee or other nominee offers these options or by completing, signing, dating and returning a voting instruction form provided. Your bank, broker, trustee or other nominee will send you instructions on how to submit your voting instructions for your common shares.

What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?

If you are a shareholder of record and you properly complete, sign, date and return a proxy card or voting instruction form, your common shares will be voted as you specify. If you are a shareholder of record and you sign, date and return a proxy card but make no specifications on your proxy card, your common shares will be voted in accordance with the recommendations of our board of directors, as provided above.

If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding our common shares for you, your common shares will not be voted with respect to any proposal for which the shareholder of record does not have discretionary authority to vote. Under applicable rules, if you do not provide voting instructions to your bank, broker, trustee or other nominee in advance of the meeting, your bank, broker, trustee or other nominee will have discretionary authority to vote on “routine” proposals. When a proposal is not routine (e.g., the election of directors, related to executive compensation or any other significant matter), your bank, broker, trustee or other nominee will not be able to vote on the proposal without receiving voting instructions from you. Under applicable rules, the proposal relating to the approval of the appointment of our independent auditors is the only routine proposal being presented at the Annual General Meeting. Thus, if you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your common shares may be voted by the record holder only with respect to the ratification of the appointment of KPMG LLP and KPMG Luxembourg as our independent auditors for 2020.

As noted above, all of the other proposals described in this proxy statement are not routine proposals. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares will not be voted with respect to these proposals. Without your voting instructions, a broker non-vote will occur with respect to your shares on each non-discretionary proposal for which you have not provided voting instructions. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the shareholder for whom it is holding shares.

Pacific Drilling| 2020 Proxy Statement | 70 |

What vote is required, and how will my votes be counted, to elect the director nominees and to approve each of the other proposals discussed in this proxy statement?

Proposal	Voting Options	Board Voting Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

Approval of the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”)

	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Approval of the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”)

	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect
Allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Granting of full discharge of liability (quitus) to the current directors of the Company for their exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019

	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Acknowledgement of the resignation of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates

	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect
Confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020	For, against or abstain for the nominee	FOR the nominee	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Pacific Drilling| 2020 Proxy Statement | 71 |

Proposal	Voting Options	Board Voting Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Approval of compensation of the Class A members of the Board for 2020	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Re-appointment of the following members of the Board for a term ending at the annual general meeting of the Company to be held in 2021: W. Matt Ralls, Bouk van Geloven, Donald Platner, Kiran Ramineni, John V. Simon, David N. Weinstein, and Bernie G. Wolford Jr.

	For, against or abstain for each nominee	FOR each nominee	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect
Advisory vote to approve the compensation of the Named Executive Officers	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect
Advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers	One year, two years, three years or abstain	ONE YEAR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	No effect

Re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the annual general meeting of the shareholders of the Company to be held in 2021

	For, against or abstain	FOR	Affirmative vote of a majority of the votes cast on the proposal.	No effect	N/A

Can I revoke or change my voting instructions after I deliver my proxy?

Yes. Your proxy can be revoked or changed at any time before it is used to vote your common shares if you: (1) provide notice in writing to our corporate secretary before the Annual General Meeting; or (2) timely provide to us another proxy with a later date.

How will we solicit proxies and who pays for soliciting proxies?

We pay all expenses incurred in connection with this solicitation of proxies to vote at the Annual General Meeting. We will also request banks, brokers, trustees and other nominees holding our common shares beneficially owned by others to send this proxy statement and the 2019 annual report to, and obtain voting instructions from, the beneficial owners and will reimburse such shareholders of record for their reasonable expenses in so doing. Solicitation of proxies by notice of internet availability may be supplemented by telephone, email, facsimile transmission, other electronic means, and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

Could other matters be considered and voted upon at the Annual General Meeting?

Our Board does not expect to bring any other matter before the Annual General Meeting, and it is not aware of any other matter that may be considered at the Annual General Meeting. However, if any other matter does properly come before the Annual General Meeting, each of the proxy holders will vote any common shares

Pacific Drilling| 2020 Proxy Statement | 72 |

for which he or she holds a proxy to vote at the Annual General Meeting, in his or her discretion to the full extent permitted by the U.S. federal securities laws and Luxembourg law.

What happens if the Annual General Meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote common shares at the postponed or adjourned Annual General Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

2021 Shareholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, you must deliver it in writing to: c⁄o Corporate Secretary, 8-10 Avenue de la Gare, L-1610 Luxembourg.by December 21, 2020.

Pacific Drilling| 2020 Proxy Statement | 73 |

• 0 PACIFIC DRILLING S.A. (the "COMPANY") Registered Office: 8-10 Avenue de Ia Gare, L-1610 Luxembourg R.C.S. Luxembourg B 159.658 Proxy Solicited for Annual General Meeting on June 2, 2020 The undersigned hereby authorise(s) and appoint(s) any director, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company or any employee of Centralis S.A. (Luxembourg) or any lawyer of Wildgen, S.A., each acting under his/her sole signature, to represent the undersigned at the Annual General Meeting of Shareholders of the Company to be held at 8-10 Avenue de Ia Gare, L-1610 Luxembourg on 2 June 2020 at 10:00 a.m. ( Central European time) or any adjournment thereof, for the purposes set forth below and in the Notice of Annual General Meeting issued by the Company on or around 20 April 2020 and to vote on the items set forth below in accordance with the instructions set out below taking into account the Company Proposals. (Continued and to be signed on the reverse side.) 14475 • • 1-1 Pacific Drilling! 2020 Proxy Statement I 71 I

Pacific Drilling| 2020 Proxy Statement | 74 |

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF PACIFIC DRILLING S.A. June 2, 2020 GO GREEN &-Consent makeseasy to go papeness.With &-Consent.you can quickly access your proxy material,statements and other eligible documents online, while reducing costs, clutter and paper waste.Enroll today via WNW.astlinanclal.com to enj<>y online access. NOTICE OF INTERNE! AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card, 2019 Annual Report, Annual Accounts, and Consolidated Financial Statements are available at http://www.astproxyportal.com/as1122501/ Please sign, date and mail your proxy card in the envelope provided before May 28, 2020. f Please detach along perforated line and mail in the envelope provided. f • 060220 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1·9 AND 11AND "1YEAR" FOR PROPOSAL 10. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE DOD 1. App.RWal of the $land..alorle audand urcon:solid.ated annual acoounts ot the by tha. Boow"<l by llhfls t!..ken on F-eb-ruary 13, 2020; prap.alad in aOOOfdanu wth LLDiambourg GanualAcupkd .N.c:oonting Re--appointment of thatolowllgmem l$ of ttl& Board for a \Q.rrn end ngat tha annualgenelrne&ting ofMCompany he.l1 in2021: w. . App.JtW.al or th& 00f'l901idat&.d 11\arv::lalstai&MQ.rts of tM. Company tor thel nclal DOD DOD DOD DOD January 2019 to 31 Oec£mber 2019; forthelr ofthelrmNldatesas<ll"e.clolsoftM Cornp.all)' n rela.llcn tot linancialperiodlrom 1Janu.ary2019to31 O..C..mb&r 2019; 5. .Adc:ro.W.dganw1t of tha AtSignations of lrlks:sls. D.aniRJ Han and Edw:J.r<l H. M2<l, rasp4d,and the.g ar.tingoftui<IISd\.a.rgeaf lab-illy to eadlof them tor &mit G.Wolo«1 Jt 1G. AdvOO YOO<>nthel l.l&f'W:YdlullrQ.a<l vo\e$oottl&c<>n'IJ)e.nsatooof N.Nanw.d 0 0 0 0 HEAR 2YEARS !YEARS ASSTAtl FOR A ST ABSTAIN .audibr5af II& Comp.anyuntltha.annual genar.alma.eting oltJ\a 51'1..-d tt& Comp.any b b& :: nn"r!'J : n .:aa:v t account may not be submitted via this method. SigMtul'@ or Sh8reholderl, ,oate.I'------.J Sign.atul'@ or Shal'@holder L, ,oate. LI-,---,--.,.,--.J • Note: P ase sign exaotty ati yOlJ" name or names appear on this Proxy. Whenshares are held joint. eaoh holder should sign When signing ati exeOJtor, admirjljttafor, attorney, ttustee ot guardiaI\ please give fiJI Iitie as such. If the signer is a OOf'POfaliol\ pleasefiJIoorporate name bycllly authoti:z.ed otrtOer, givtng fulU:le as suoh. If sgner is a partnership,please sgn 1'1 partnetshC) name by authoriz.ed person. • Pacific Drilling! 2020 Proxy Statement I 72 I FOR AGA.HST ABSTAtf Company bf 11'14 fnancial periXI !110m 1 January 2019 b 31 D«.&mr 2019 DOD Pl' les and the laws alld ulations of h& Gl:and-Ouchy of LIIX&IIIboulg {1he "AM L!a.IAccourts,; pariod from 1 January 201931 [)Q(;arnbu 2ll19 prQParilld io acootd ca wilh DOD Unled Statu G&r era•y .Ac..oept.i.d Joc.coontflg Princtpl$1$ (the "Consooidated An.aooal StaWM.nts"), l Alocafbn of tl\! rssiJtsl'lorHn io the Annua!Aooountstor thlt IN.Rclal p&riod from 1 DOD 4. Gfar trlg oflll <b:tlaJge;ofliablty (q.ntls ) tothf.currertdi"a::ln of ttl& Coo'!p.a11y DOD Buldic:k Cia$$ 8 <lir&cbl"$ ¥lttl elad on N<Nembu 21,2019 .aoo February 13, DOD thaUi.rcMof thai'mandalas as diladots of II& Oomp.a11y thra;gh 1\&i'r Ml raGnCibon<lata:s; FOR AGAINST ABSTAIN Confi'ma!Dn afttl&oiijl-poiltme tdltllr.Bouk van Getownas.a Class 8 <lif&dor, as pr&W>Ust,oco.opta,d DOD Matt Ral$ DOD KnnRamineniDOD John V Sl"rt6n DaYidN. Wein*llDOD DOD IM-Otlic'Ars.,and 11. Re-..appolntmudoiKPIIIIGLLP.andi<PWGlulWI'Iboo ,Rfr.8sM'"d'Pnb9,DrisQ.sf,asnt 0 0 0 in2021. On sl'lar.Qhoi!Ws ofra.cord as of the of buSJN.ssonApril3, 2020a aenlled to nolceoland to -...o\8.a the.AMualG4!n&laMai.ting If is hportanf l\afycur sl\a!'Mb6..-pre$4ont.da1iA•Ant1Lial G.naral Me&fing.Aeeordingly,aft. ng thaaee.M panying prmcy stat.tMnt,pk.a$6 pro111pfly$Ubtwlif yaur praxyeard orvofing iMtruetion.s as de&crb.ct f rw.in. Please note that Changes to the registered name(s) on the D

Pacific Drilling| 2020 Proxy Statement | 75 |

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF PACIFIC DRILLING S.A. June 2, 2020 PROXY VOTING INSTRUCTIONS INTERNET-Access "www.voteproxy.com'and follow 1he on-screen instructions or scan the QR code wti h your smartphone. Have your proxy card available when you access the web page. Vote online/phone until 11:59 PM EST May 28, 2020. Jl4ALL - Sign, date and mail your proxy card in the envelope provided before May 28, 2020 NO IN PERSON VOTING - Due to the current Coronavirus crisis, and pursuant to emergency measures enacted by the Government of Luxembourg (in particular, the Grand Ducal Regulation dated 20 March 2020}, the Company has detelll1ined that shareholders shall participate in, and exercise their voting lights with respect to, the Annual General Meeting exclusively by voting by proxy or in electronic format. GO GREEN - e-Consent makes it easy to go paperless. With a-Consent,you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided JE you are not voting via telephone or the Internet. • 060220 THE BOARD OF DIRECTORS RECOMMENDS A VOTE ""FOR" PROPOSALS 1·9 AND 11AND "1YEAR" FOR PROPOSAL 10. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE DOD App.RWat olthe $tand..alof'le audand urcon90il.ated annual aooounts ot tM. by tha. Board b-y l.ti::Mls taken oo Feb-ruary 13, 2020; Pf p.ara.d II aOOOfdanca wth l bourg GanualAcupkd N.c:oonting Ri-appointrnent ofttolowingmembel$ of theBoardfora \e.rrn end ngat tha.annu•genetalm&eting otMCompany tob&Mk1 i'\2021: w. App.rov.al of the oon901id.at&d11\arclalstattme.ris of the. Company tor tM.IWI.anclal DOD DOD DOD DOD l Aloc.afbn of 11\i. r6SIJisl'lorHn io th& AnnuaJAooountstor the li\ancial p&riod 11001 1 4. Gfarltl'lg otll<l §ctla geofliablity{.,_,tls) totcurrertdiraclnotthe Coo'!p.a11y f r ancial period from 1Janu.ary2019to31 O&cemb&r 2019; 5. Ac:lc:t of the msignatbns of lr!Wism. DaniaJ Han and Edw:J.r<l H. &.mit G.Wolo«1 Jt D D D D HEAR 2YEARS 3YEARS AIISTAtl Advisovoo on thelequerw:y d futurebdVt90f'y vooo the compe.nsabon of N. Na.nw.d ppolntmudofKPIIIIGLLPandKPWGlliUMboo g, fio85M"d'li'nCi's-.st.asnt D D D D Please note that Changes to the registered name(s) on the Sign..atul'@ or Shareholder. ,D.ate.IL. .Jisign.atul'@ or Shal'@holder . ,Date. LI-,--.,--.,.,--.J • Note: Pease sign eJo3otly 36 yOlJ' name or names appear on thi& Proxy. Whenshares are held joiN:. eaeh holder should sign When signing 36 exeOJtor, adrrlrjstralor, at1orney. trustee ot guardian, please give fiJI title as such. If the signer is a corporation, pleasefiJIoorporate name byd.Jyi authoti:z.ed ol"f"!Oef, givu·.g fulU:le as such. If si:;)ner is a partnership,please si:;)n 1'1 partnershC) name by authonz.ed person. • Pacific Drilling! 2020 Proxy Statement I 73 I FOR AGA.NST ABSTAtf Company bf 11'14 financialpe.rixl II'Om 1 January 2019 b 31 04oe.mr 2019 DOD Pl' les .and the laws and R.gulations ot the Gl:and-Ouchy d luxe.rnboog {1he. "AnnL!a.AI cc:ourts ; pariod from 1 January 201931 Dec:arnb&r 2ll19 pr411)ar8d io acl:Oid c.e wilh DOD Unkd Sta\Q.s G&tleraMy .Aa.epw.d Accoontl'lg Prine(the "Consolidated An.ancial Sta\Nnent:sr); January2G19to31Oi.c"£mbU2019; DOD forthe.ire.xe.n::iseof thelr mNldates as <ll'edols oftM Com!W'!' In relaiiOO to the DOD &J ick as Class 8 direcbl'$ 'tilth eled on Nowmber 21,2019 .aoo Febru.ary 13, DOD M2<l,resp4d,and the.g al'ltingoftul<llsc.ha geof i.ab-ilty tou.ctlof 11\e.m tor tha&Mrcisii oflhair manda\a:sas dil&dots of tl& Oomp.a11y throogh tl&ir respac!Ne resi!WnCibondates; 1a 11. FOR AG-"'1161 ABSTAIN Confirmatbn otttwt. pointme tdlrrllr Bouk van Gebwnas.a Class B dlr&da, as pr&W>Ust,oco-optad DOD Matt Ral$ DOD KnnRamineni DOD DaYid N. wum&inDOD DOD E>'.e.cuiM-Otflcu$._,and FOR A Sf ABSTAIN audilnot 11& Comp.any unt• the annual gen&:ralrnaeting of the sh..-ehclda'5 d tt& Canp.a11y b b& hekl i'\2021. On sl'larQhoi!Ws ofreoc>rd asof the of busir\e9son.Apfil3, 2020a aenlkdk> ooticaofal'ld to -...o\e.atne.Arnoal tal MQQ.tl'lg If is Rlportanfl\afy®r st.ai'M.b•.-.preos.llt-.da1•Mrw. al alMMfing.Atcordingly,aft. r&adni g fh•aeeompanying prmcy sb.Mm&nf,pk.:a.$6 pro111pily$Ulnif yaur prexyeardMvding iMfruefiGOS asrb.cif rw.ill. ::=no;wy : n =a:a v: account may not be submitted via thIs method. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card, 2019 Annual Report, Annual Accounts, and Consolidated Financial Statements are available at httpJ/www.astproxyportal.com/ast/22501/ COMPANY NUMBER ACCOUNT NUMBER

Pacific Drilling| 2020 Proxy Statement | 76 |